UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2021

Target Date Portfolios
	Target Date Retirement	Target Date 2035	Target Date 2050
	Target Date 2025	Target Date 2040	Target Date 2055
	Target Date 2030	Target Date 2045	Target Date 2060

Goldman Sachs Target Date Portfolios

∎	TARGET DATE RETIREMENT

∎	TARGET DATE 2025

∎	TARGET DATE 2030

∎	TARGET DATE 2035

∎	TARGET DATE 2040

∎	TARGET DATE 2045

∎	TARGET DATE 2050

∎	TARGET DATE 2055

∎	TARGET DATE 2060

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Target Date Retirement Portfolio,

Goldman Sachs Target Date 2025 Portfolio,

Goldman Sachs Target Date 2030 Portfolio,

Goldman Sachs Target Date 2035 Portfolio,

Goldman Sachs Target Date 2040 Portfolio,

Goldman Sachs Target Date 2045 Portfolio,

Goldman Sachs Target Date 2050 Portfolio,

Goldman Sachs Target Date 2055 Portfolio and

Goldman Sachs Target Date 2060 Portfolio

Investment Objective and Principal Strategies

The Goldman Sachs Target Date Retirement Portfolio, the Goldman Sachs Target Date 2025 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2035 Portfolio, the Goldman Sachs Target Date 2040 Portfolio, the Goldman Sachs Target Date 2045 Portfolio, the Goldman Sachs Target Date 2050 Portfolio, the Goldman Sachs Target Date 2055 Portfolio and the Goldman Sachs Target Date 2060 Portfolio (collectively, the “Portfolios”) seek to provide capital appreciation and current income consistent with each respective Portfolio’s current asset allocation. The Portfolios employ asset allocation strategies designed for investors who plan to retire and withdraw their investment beginning on approximately the date specified in the Portfolio’s name (the “Target Date”). Each Portfolio is managed for an investor planning to retire at the age of 65 on or around that Portfolio’s Target Date.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group (formerly, the Goldman Sachs Global Portfolio Solutions Group) discusses the Portfolios’ performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Target Date Retirement Portfolio — During the Reporting Period, the Target Date Retirement Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of 12.12%, 12.53%, 12.55%, 12.38%, 12.54% and 11.85%, respectively. These returns compare to the 11.18% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2020 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2025 Portfolio — During the Reporting Period, the Target Date 2025 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of 13.87%, 14.26%, 14.26%, 14.11%, 14.24% and 13.51%, respectively. These returns compare to the 14.78% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2025 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2030 Portfolio — During the Reporting Period, the Target Date 2030 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of 16.21%, 16.59%, 16.56%, 16.51%, 16.61% and 15.97%, respectively. These returns compare to the 18.45% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2030 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2035 Portfolio — During the Reporting Period, the Target Date 2035 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of 20.68%, 21.15%, 21.10%, 20.98%, 21.18% and 20.44%, respectively. These returns compare to the 21.85% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2035 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2040 Portfolio — During the Reporting Period, the Target Date 2040 Portfolio’s Class A,

PORTFOLIO RESULTS

Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of 25.48%, 25.87%, 25.91%, 25.79%, 25.87% and 25.08%, respectively. These returns compare to the 24.54% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2040 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2045 Portfolio — During the Reporting Period, the Target Date 2045 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of 27.35%, 27.84%, 27.79%, 27.62%, 27.77% and 26.98%, respectively. These returns compare to the 26.48% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2045 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2050 Portfolio — During the Reporting Period, the Target Date 2050 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of 27.50%, 28.04%, 27.92%, 27.88%, 27.92% and 27.10%, respectively. These returns compare to the 27.44% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2050 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2055 Portfolio — During the Reporting Period, the Target Date 2055 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of 27.32%, 27.78%, 27.87%, 27.73%, 27.83% and 26.97%, respectively. These returns compare to the 27.96% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2055 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2060 Portfolio — During the Reporting Period, the Target Date 2060 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of 27.30%, 27.80%, 27.80%, 27.59%, 27.82% and 26.96%, respectively. These returns compare to the 28.18% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2060 Index (Total Return, Unhedged, USD) during the same period.

Q	What economic and market factors most influenced the Portfolios and the financial markets during the Reporting Period?

A	During the Reporting Period, the Portfolios and the financial markets were most influenced by a rebound in global economic growth, the rollout of COVID-19 vaccines and the spread of the Delta variant, and monetary and fiscal stimulus measures.

In September 2020, when the Reporting Period began, the financial markets pulled back amid disappointment about the size of new U.S. fiscal stimulus and the resurgence of COVID-19 cases in parts of the U.S. and Europe. Meanwhile, economic activity continued to recover at a healthy pace in the U.S. and China, though the speed of that recovery moderated in Europe and Latin America. On the monetary policy front, the U.S. Federal Reserve (the “Fed”) kept its policy rate near zero and indicated the rate would remain unchanged until inflation moderately exceeded the Fed’s 2% target for some time. In the Eurozone, the European Central Bank (“ECB”) kept its policy rate on hold but committed to maintain an accommodative policy stance. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, declined, down 2.9% and 1.7%, respectively. Within developed markets, U.S. equities, as measured by the S&P 500® Index, and European equities, as measured by the EURO STOXX 50®, were down 3.8% and 2.3%, respectively. In fixed income, the 10-year U.S. Treasury yield fell two basis points, while the 10-year German government bond yield declined 12 basis points, reflecting the slower pace of recovery in the Euro area. (A basis point is 1/100th of a percentage point.)

During the fourth quarter of 2020, global economic activity remained resilient in spite of renewed worries about rising COVID-19 cases, delays in additional U.S. fiscal stimulus and general market uncertainty surrounding the possibility of a contested U.S. Presidential election. Although an increase in COVID-19 cases, especially in Europe and the U.S., drove heightened financial market volatility, the announcement that the Pfizer and Moderna COVID-19 vaccines had better than consensus expected efficacy appeared to be a huge relief for policymakers and market participants. Investor confidence was further bolstered by the strong economic data from Asia, and from China in particular. In addition, major global central banks appeared to reassure market participants by committing to accommodative monetary policies. In the U.S., the Fed introduced forward guidance for its asset purchases, stating it would continue to increase its U.S.

PORTFOLIO RESULTS

Treasury and mortgage-backed securities purchases until substantial further progress was made towards its maximum employment and price stability goals. Similarly, the ECB committed to continued support for the Eurozone economy by expanding and extending its Pandemic Emergency Purchase Programme. Overall, this favorable mix of recovering global economies, positive news flow on COVID-19 vaccines and strong forward guidance from the major central banks was supportive of risk assets, particularly equities, in the fourth calendar quarter. Global equities, as represented by the MSCI ACWI Investable Market Index, rose 15.7%. U.S. equities, as measured by the S&P 500® Index, rose 12.15%. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, rose approximately 13.9% and 19.7%, respectively. As for fixed income, the 10-year U.S. Treasury yield rose during the fourth quarter of 2020 but remained well below its highs seen near the beginning of the calendar year.

Global economic activity continued to improve in the first quarter of 2021, as ongoing unprecedented policy responses and an improving COVID-19 vaccine rollout set the stage for a significant economic recovery and a strong growth cycle. For example, in the U.S., an additional round of fiscal stimulus was approved early in the quarter, and government officials confirmed COVID-19 vaccines would be widely available for all American adults before the summer. Investor confidence grew and interest rates began to rise on market expectations for significantly stronger U.S. and global economic growth. Large-cap growth stocks, which had gained favor during the COVID-19 crisis, began to underperform large-cap value stocks, which stood to benefit, in many investors’ view, from a sustained cyclical upswing in global economic activity.

Mid-year 2021 marked important mileposts for the post-pandemic investing landscape. By June, about half of the adult U.S. population had been vaccinated against COVID-19 and consumer behavior showed clear indications of normalization. The reality of the improving macro landscape produced a significant improvement in 2021 corporate earnings expectations, which, in turn, helped drive up second calendar quarter U.S. and global equity returns. The rapid pace and vigor of the economic rebound also seemed to increase inflationary pressures, sparking a broad debate about whether such pressures would be transitory or longer lasting.

July 2021 was a mixed month for risk assets. Market sentiment was broadly supported by reassuring comments from central bank officials and by strong corporate earnings, which helped to outweigh growing concerns about the spread of the more infectious Delta variant of COVID-19 in numerous countries and a regulatory crackdown in China that led to a large equity sell-off in the Asian region. While developed markets equities, as represented by the MSCI World Index, gained 1.7%, emerging markets equities, as represented by the MSCI Emerging Markets Index, were down 6.5%, primarily due to a decline in Chinese equities. In fixed income, both the 10-year U.S. Treasury yield and the 10-year German government bond yield fell by approximately 20 basis points, although the consensus forecast had been for yields to grind higher. Investors may have changed their expectations about the timing of future interest rate hikes, even with higher than consensus expected inflation readings, because of increasing concerns about the Delta variant and reassurance by central bank officials about continued low interest rates. At its July meeting, the U.S. Fed kept its policy rates unchanged in line with these expectations.

Two key focuses for market participants in August 2021 were worries about waning vaccine efficacy against more infectious COVID-19 variants and monetary policy guidance from the U.S. Fed. During August, Fed Chair Jerome Powell acknowledged strength in the labor market but highlighted downside risks from the Delta variant. He hinted at the possibility the Fed might start to taper its bond purchases in 2021 but indicated interest rate hikes were further in the future, as the U.S. unemployment rate remained high and policymakers thought inflation was likely to be transient. Global equities witnessed a broad-based rally, with developed markets equities, as measured by the MSCI World Index, and emerging markets equities, as measured by the MSCI Emerging Markets Index, rising 2.7% and 2.3%, respectively. Global bond yields generally increased during August.

Q	What key factors were responsible for the Portfolios’ performance during the Reporting Period?

A

During the Reporting Period, all of the Portfolios recorded positive absolute returns. In relative terms, the Portfolios produced mixed results, with five of the Portfolios broadly underperforming their respective benchmark indices and four of the Portfolios generally outperforming their respective benchmark indices. Specifically, the Goldman Sachs Target

PORTFOLIO RESULTS

Date 2025 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2035 Portfolio, the Goldman Sachs Target Date 2055 Portfolio and the Goldman Sachs Target Date 2060 Portfolio underperformed their respective benchmark indices. The Goldman Sachs Target Date Retirement Portfolio, the Goldman Sachs Target Date 2040 Portfolio, the Goldman Sachs Target Date 2045 Portfolio and the Goldman Sachs Target Date 2050 Portfolio outperformed their respective benchmark indices.

The Portfolios’ positive absolute returns were driven by strategic asset allocation, mainly the Portfolios’ broad equity exposure, as equities outperformed fixed income during the Reporting Period. Dynamic asset allocation, through which the MAS Group expresses its medium-term views and adjusts the Portfolios’ exposures based on changing market conditions, detracted from the Portfolios’ performance, mainly because of our decision to increase exposures to U.S. small-cap equities and decrease exposures to U.S. large-cap equities during February 2021.

Q	How did the Portfolios’ asset allocations affect performance during the Reporting Period?

A

In terms of strategic allocations, equities were strong drivers of the Portfolios’ positive absolute returns. Many of the gains came during the fourth quarter of 2020 when equities broadly rallied in response to the better than consensus expected efficacy of the Pfizer and Moderna COVID-19 vaccines as well as to accommodative monetary policies from major global central banks.

Within equities, the Portfolios were helped by their strategic allocations to U.S. large-cap stocks, which posted positive returns during the Reporting Period overall. U.S. large-cap stocks benefited from a remarkable rally on the back of a continued U.S. economic recovery, highly accommodative fiscal and monetary policy and ongoing COVID-19 vaccinations. For similar reasons, the Portfolios’ strategic allocations to non-U.S. developed markets equities across the capitalization spectrum bolstered performance. In addition, the Portfolios benefited from strategic allocations to emerging markets equities, which underperformed developed markets equities but still generated positive returns during the Reporting Period on the rebound in global economic growth and rising commodity prices, which were supportive of emerging markets economies. Strategic allocations to U.S. small-cap stocks added further to the Portfolios’ performance. Lastly, strategic allocations to U.S. public real estate securities and global infrastructure securities contributed positively to the Portfolios’ results, with global infrastructure securities posting an impressive return overall amid the rally in risk assets.

Within fixed income, the Portfolios were helped by strategic allocations to corporate credit and inflation-protected bonds, which posted positive returns during the Reporting Period. Specifically, the Portfolios benefited from strategic allocations to long-term corporate bonds and investment grade fixed income, as yields fell from their April 2021 peaks amid easing inflation concerns. High yield corporate bonds also added to the Portfolios’ performance during the Reporting Period, as economic growth around the world improved. In addition, U.S. Treasury Inflation Protected Securities, which performed well on the back of an overall rising inflationary environment, contributed positively to the Portfolios’ returns. Less traditional fixed income asset classes, such as U.S. dollar-denominated emerging markets debt and local emerging markets debt, performed in line with risk assets, generating positive returns, and therefore added to the Portfolios’ performance during the Reporting Period.

Dynamic asset allocation detracted from the performance of all Portfolios during the Reporting Period. Specifically, our decision to add cyclical exposures by increasing the Portfolios’ allocations to U.S. small-cap equities and reducing their allocations to U.S. large-cap equities in February 2021 hurt performance overall.

Q	How did the Portfolios’ Underlying Funds perform during the Reporting Period?

A	During the Reporting Period, most of the Portfolios’ Underlying Funds generated positive absolute returns, led by the equity-related Underlying Funds.

Among those equity-related Underlying Funds, the strongest performer was the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF, followed by the iShares® MSCI EAFE Small Cap ETF, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and the Goldman Sachs ActiveBeta® International Equity ETF. The Health Care Select Sector SPDR® Fund, the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF and the Goldman Sachs MarketBeta™ U.S. Large & Mid Cap Equity ETF also generated positive returns. Among real assets, the iShares® Global Infrastructure ETF and the Vanguard U.S. Real Estate ETF posted positive performance during the Reporting Period.

Among the Portfolios’ fixed income-related Underlying Funds, the Goldman Sachs Access High Yield Corporate Bond ETF and the Vanguard Long-Term Corporate Bond ETF were among the strongest performers. The Goldman

PORTFOLIO RESULTS

Sachs Access Inflation Protected ETF also contributed positively to those Portfolios with relatively lower equity allocations, including the Goldman Sachs Target Date Retirement Portfolio, the Goldman Sachs Target Date 2025 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2035 Portfolio, the Goldman Sachs Target Date 2040 Portfolio and the Goldman Sachs Target Date 2045 Portfolio. In addition, the iShares® J.P. Morgan USD Emerging Markets Bond ETF and the iShares® Emerging Markets Local Currency Bond ETF delivered positive returns, contributing to the Portfolios’ performance during the Reporting Period. Conversely, the Goldman Sachs Access U.S. Aggregate Bond ETF generated negative returns and detracted from the performance of those Portfolios with relatively lower equity allocations, including the Goldman Sachs Target Date Retirement Portfolio, the Goldman Sachs Target Date 2025 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2035 Portfolio, and the Goldman Sachs Target Date 2040 Portfolio.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolios employed Russell 2000® Index futures and S&P 500® Index futures to replicate exposure to U.S. small-cap and large-cap equities. The use of these instruments had a neutral impact on the performance of the Portfolios during the Reporting Period.

Q	What changes did you make to the Portfolios’ allocations during the Reporting Period?

A	During the fourth quarter of 2020, we made some changes to the Portfolios’ Underlying Funds. Within fixed income allocations, we changed the implementation of the Portfolios’ strategic allocations to investment grade corporate bonds from the iShares® Core U.S. Aggregate Bond ETF to the Goldman Sachs Access U.S. Aggregate Bond ETF. Within equity allocations, we increased the Portfolios’ strategic allocations to the Goldman Sachs MarketBeta™ U.S. Equity ETF and reduced their strategic allocations to the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF.

Also, in December 2020, we increased the Portfolios’ exposure to U.S. bank loans by adding allocations to the Invesco Senior Loan ETF. We implemented this dynamic view against a backdrop of what we saw as attractive valuations and improving recovery rates for bank loans along with an improving U.S. economy. (Recovery rate is the extent to which principal and accrued interest on defaulted debt can be recovered and is expressed as a percentage of face value.) We also increased the Portfolios’ exposures to the S&P 500® Index health care sector by adding dynamic allocations to the Health Care Select Sector SPDR® Fund because of what we considered to be attractive valuations across a broad range of metrics as well as lower policy risk.

As result of our annual optimization process, we updated the Portfolios’ strategic glide path, which resulted in increased strategic allocations overall to equities, effective February 2021. Within equities, we increased the Portfolios’ strategic allocations to U.S. large-cap equities and reduced their strategic allocations to emerging markets equities. Within fixed income, we increased the Portfolios’ strategic allocations to emerging markets debt and reduced their allocations to high yield corporate bonds.

Separately, we decreased the Portfolios’ allocations to the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF during February 2021 and increased their allocations to U.S. small-cap equities, accomplished through Russell 2000® Index futures. In March 2021, we increased the Portfolios’ equity risk by further increasing their allocations to U.S. small-cap stocks using Russell 2000® Index futures. We made this dynamic move because we expected U.S. small-cap stocks to outperform as the U.S. economy recovers from the COVID-19 shock. In our view, U.S. small-cap equities were poised for a strong multi-year rally driven by significant reduction in market volatility and increased probability of faster than previously expected COVID-19 relief as well as fiscal policy support.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A	Effective May 24, 2021, Christopher Lvoff no longer served as a portfolio manager of the Portfolios, and Siwen Wu became a portfolio manager of the Portfolios. At the end of the Reporting Period, Neill Nuttall and Siwen Wu served as portfolio managers of the Portfolios. By design, all investment decisions for the Portfolios are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolios.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we were focused on three themes: 1) the economic speedbump created by the Delta variant of COVID-19, 2) supply bottlenecks, and 3) inflation

PORTFOLIO RESULTS

that we believed would moderate from elevated levels. First, we thought the new wave of global COVID-19 infections due to the Delta variant would pose a headwind to the momentum of the global economic recovery. However, given the substantial progress on vaccinations, particularly in major developed countries and in China, we expected the economic impact to be temporary and limited in magnitude compared to the initial COVID-19 shock during the spring of 2020. Second, we believed a number of challenges, including semiconductor shortages, unemployment benefits in the U.S. and surges in COVID-19 infections in manufacturing hubs and ports, had increased the supply bottlenecks that have weighed on production globally. That said, at the end of the Reporting Period, a number of indicators showed that supplier delivery times and inventory levels may have started to stabilize, and we expected supply bottlenecks to gradually fade following the Delta variant surge and as unemployment benefits expire. Third, the easing of the supply bottlenecks in product and labor markets should relieve the intense pressure on the prices of goods, in our view, although we expected moderately upward inflationary pressure to persist with a broadening of the demand recovery in the services sector.

In terms of positioning, the Portfolios were in line with their long-term strategic asset allocations at the end of the Reporting Period. Stock market exposures had been aligned with the broad theme of sustained cyclical expansion. If the economic recovery — supported by faster global COVID-19 vaccinations — continues, there should be further upside for equities, in our opinion. However, because of the largely unpredictable nature of COVID-19 and the more infectious Delta variant in particular, we planned to continue monitoring the pandemic overall, as well as other factors, such as the inflation outlook, quite closely.

At the asset class level at the end of the Reporting Period, we expected equity performance overall to be supported by solid corporate earnings growth in the near term. In addition, we thought the risk premium of stocks relative to U.S. Treasury securities remained attractive in the low interest rate environment. Nevertheless, we intended to balance these views against what we considered to be high absolute valuations. As for corporate credit, we noted the sector had benefited strongly during the Reporting Period from policy support and the improving economic growth backdrop, while default concerns had moderated significantly from 2020’s peak levels. Credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) had tightened to pre-COVID-19 levels, and the credit risk premium (a measure of expected excess returns) had remained low. Additionally, we expected long-term bond yields to be supported in the near term by market expectations of continued economic normalization beyond the short-term effects of COVID-19 variants, the likelihood of additional fiscal spending and the U.S. Fed’s movement toward the tapering of asset purchases.

FUND BASICS

Target Date Retirement Portfolio

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs Access U.S. Aggregate Bond ETF	25.7%	Exchange Traded Funds
Goldman Sachs Access Investment Grade Corporate Bond ETF	12.7	Exchange Traded Funds
Goldman Sachs MarketBeta U.S. Equity ETF	12.2	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	11.0	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	10.4	Exchange Traded Funds
Goldman Sachs Access Inflation Protected USD Bond ETF	6.4	Exchange Traded Funds
Vanguard Long-Term Corporate Bond ETF	5.8	Exchange Traded Funds
iShares JP Morgan USD Emerging Markets Bond ETF	4.2	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	2.8	Exchange Traded Funds
iShares JP Morgan EM Local Currency Bond ETF	1.4	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2021	As of August 31, 2020

Bond Funds	57.5%	59.1%
U.S. Stock Funds	24.3	21.7
Foreign Stock Funds	16.1	13.4
Investment Companies (other than Exchange-Traded Funds)	1.0	4.1

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 1, 2011 in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2020 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date Retirement Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	12.12%	7.38%	N/A	7.27%
Including sales charges	5.99%	6.18%	N/A	6.08%

Institutional (Commenced August 22, 2016)	12.53%	7.80%	N/A	7.69%

Service (Commenced August 22, 2016)	12.55%	7.40%	N/A	7.27%

Investor (Commenced August 22, 2016)	12.38%	7.66%	N/A	7.56%

Class R6	12.54%	7.83%	7.45%	—

Class R (Commenced August 22, 2016)	11.85%	7.14%	N/A	7.02%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2020 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2020 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

FUND BASICS

Target Date 2025 Portfolio

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs Access U.S. Aggregate Bond ETF	22.7%	Exchange Traded Funds
Goldman Sachs MarketBeta U.S. Equity ETF	13.9	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	12.3	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	11.5	Exchange Traded Funds
Goldman Sachs Access Investment Grade Corporate Bond ETF	11.4	Exchange Traded Funds
Goldman Sachs Access Inflation Protected USD Bond ETF	6.2	Exchange Traded Funds
Vanguard Long-Term Corporate Bond ETF	6.0	Exchange Traded Funds
iShares JP Morgan USD Emerging Markets Bond ETF	3.7	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	3.3	Exchange Traded Funds
iShares MSCI EAFE Small-Cap ETF	1.5	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2021	As of August 31, 2020

Bond Funds	52.3%	49.7%
U.S. Stock Funds	26.9	29.5
Foreign Stock Funds	18.2	18.4
Investment Companies (other than Exchange-Traded Funds)	1.3	0.9

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2025 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2025 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	13.87%	8.54%	8.40%
Including sales charges	7.57%	7.31%	7.19%

Institutional (Commenced August 22, 2016)	14.26%	8.93%	8.80%

Service (Commenced August 22, 2016)	14.26%	8.50%	8.37%

Investor (Commenced August 22, 2016)	14.11%	8.79%	8.65%

Class R6 (Commenced August 22, 2016)	14.24%	8.95%	8.81%

Class R (Commenced August 22, 2016)	13.51%	8.23%	8.10%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

FUND BASICS

Target Date 2030 Portfolio

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs Access U.S. Aggregate Bond ETF	19.2%	Exchange Traded Funds
Goldman Sachs MarketBeta U.S. Equity ETF	15.7	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	14.5	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	14.3	Exchange Traded Funds
Goldman Sachs Access Investment Grade Corporate Bond ETF	8.9	Exchange Traded Funds
Goldman Sachs Access Inflation Protected USD Bond ETF	5.8	Exchange Traded Funds
Vanguard Long-Term Corporate Bond ETF	5.5	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	3.7	Exchange Traded Funds
iShares JP Morgan USD Emerging Markets Bond ETF	3.1	Exchange Traded Funds
iShares MSCI EAFE Small-Cap ETF	1.9	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2021	As of August 31, 2020

Bond Funds	45.0%	41.9%
U.S. Stock Funds	31.6	33.9
Foreign Stock Funds	21.1	21.4
Investment Companies (other than Exchange-Traded Funds)	1.1	1.5

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 1, 2011 in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2030 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2030 Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	16.21%	9.35%	N/A	9.21%
Including sales charges	9.80%	8.11%	N/A	7.98%

Institutional (Commenced August 22, 2016)	16.59%	9.79%	N/A	9.64%

Service (Commenced August 22, 2016)	16.56%	9.35%	N/A	9.21%

Investor (Commenced August 22, 2016)	16.51%	9.62%	N/A	9.47%

Class R6	16.61%	9.80%	9.15%	—

Class R (Commenced August 22, 2016)	15.97%	9.09%	N/A	8.95%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2030 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2030 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

FUND BASICS

Target Date 2035 Portfolio

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	20.6%	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	18.2	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	17.7	Exchange Traded Funds
Goldman Sachs Access U.S. Aggregate Bond ETF	11.3	Exchange Traded Funds
Goldman Sachs Access Investment Grade Corporate Bond ETF	5.4	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	4.6	Exchange Traded Funds
Vanguard Long-Term Corporate Bond ETF	4.5	Exchange Traded Funds
Goldman Sachs Access Inflation Protected USD Bond ETF	3.9	Exchange Traded Funds
iShares JP Morgan USD Emerging Markets Bond ETF	3.1	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	2.5	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2021	As of August 31, 2020

U.S. Stock Funds	41.1%	39.7%
Bond Funds	30.4	33.5
Foreign Stock Funds	25.9	24.6
Investment Companies (other than Exchange-Traded Funds)	1.3	0.7

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2035 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2035 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	20.68%	10.62%	10.47%
Including sales charges	14.04%	9.38%	9.24%

Institutional (Commenced August 22, 2016)	21.15%	11.03%	10.88%

Service (Commenced August 22, 2016)	21.10%	10.57%	10.42%

Investor (Commenced August 22, 2016)	20.98%	10.85%	10.70%

Class R6 (Commenced August 22, 2016)	21.18%	11.04%	10.89%

Class R (Commenced August 22, 2016)	20.44%	10.31%	10.16%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

FUND BASICS

Target Date 2040 Portfolio

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	24.6%	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	23.4	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	22.7	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	6.4	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	4.4	Exchange Traded Funds
Vanguard Long-Term Corporate Bond ETF	3.3	Exchange Traded Funds
iShares MSCI EAFE Small-Cap ETF	2.9	Exchange Traded Funds
Goldman Sachs Access U.S. Aggregate Bond ETF	2.8	Exchange Traded Funds
iShares JP Morgan USD Emerging Markets Bond ETF	2.5	Exchange Traded Funds
Goldman Sachs Access Investment Grade Corporate Bond ETF	1.3	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2021	As of August 31, 2020

U.S. Stock Funds	52.6%	47.3%
Foreign Stock Funds	32.7	28.9
Bond Funds	13.0	22.3
Investment Companies (other than Exchange-Traded Funds)	0.4	0.0

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 1, 2011 in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2040 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2040 Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from September 1, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	25.48%	11.74%	N/A	11.58%
Including sales charges	18.59%	10.48%	N/A	10.33%

Institutional (Commenced August 22, 2016)	25.87%	12.16%	N/A	12.02%

Service (Commenced August 22, 2016)	25.91%	11.74%	N/A	11.58%

Investor (Commenced August 22, 2016)	25.79%	12.03%	N/A	11.87%

Class R6	25.87%	12.19%	10.72%	—

Class R (Commenced August 22, 2016)	25.08%	11.47%	N/A	11.31%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2040 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2040 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

FUND BASICS

Target Date 2045 Portfolio

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	25.8%	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	24.6	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	23.9	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	6.7	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	5.0	Exchange Traded Funds
Vanguard Long-Term Corporate Bond ETF	3.7	Exchange Traded Funds
iShares MSCI EAFE Small-Cap ETF	3.3	Exchange Traded Funds
iShares JP Morgan USD Emerging Markets Bond ETF	2.9	Exchange Traded Funds
iShares Global Infrastructure ETF	0.8	Exchange Traded Funds
Goldman Sachs Access High Yield Corporate Bond ETF	0.7	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2021	As of August 31, 2020

U.S. Stock Funds	55.7%	53.2%
Foreign Stock Funds	34.7	34.7
Bond Funds	7.5	9.3
Investment Companies (other than Exchange-Traded Funds)	0.8	1.1

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2045 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2045 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	27.35%	12.18%	12.02%
Including sales charges	20.34%	10.92%	10.77%

Institutional (Commenced August 22, 2016)	27.84%	12.61%	12.44%

Service (Commenced August 22, 2016)	27.79%	12.16%	12.00%

Investor (Commenced August 22, 2016)	27.62%	12.46%	12.30%

Class R6 (Commenced August 22, 2016)	27.77%	12.62%	12.46%

Class R (Commenced August 22, 2016)	26.98%	11.90%	11.74%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

FUND BASICS

Target Date 2050 Portfolio

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	25.9%	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	25.1	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	24.1	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	6.7	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	4.6	Exchange Traded Funds
Vanguard Long-Term Corporate Bond ETF	3.7	Exchange Traded Funds
iShares MSCI EAFE Small-Cap ETF	3.2	Exchange Traded Funds
iShares JP Morgan USD Emerging Markets Bond ETF	3.0	Exchange Traded Funds
Goldman Sachs Access High Yield Corporate Bond ETF	0.9	Exchange Traded Funds
iShares Global Infrastructure ETF	0.8	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2021	As of August 31, 2020

U.S. Stock Funds	55.9%	53.5%
Foreign Stock Funds	34.9	35.4
Bond Funds	7.8	7.9
Investment Companies (other than Exchange-Traded Funds)	0.0	1.5

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on January 3, 2011 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2050 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2050 Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 3, 2011 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	27.50%	12.39%	N/A	12.23%
Including sales charges	20.43%	11.12%	N/A	10.97%

Institutional (Commenced August 22, 2016)	28.04%	12.83%	N/A	12.67%

Service (Commenced August 22, 2016)	27.92%	12.37%	N/A	12.21%

Investor (Commenced August 22, 2016)	27.88%	12.68%	N/A	12.51%

Class R6	27.92%	12.85%	11.47%	—

Class R (Commenced August 22, 2016)	27.10%	12.10%	N/A	11.94%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2050 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2050 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

FUND BASICS

Target Date 2055 Portfolio

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	25.8%	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	24.7	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	23.9	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	6.8	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	5.0	Exchange Traded Funds
Vanguard Long-Term Corporate Bond ETF	3.7	Exchange Traded Funds
iShares MSCI EAFE Small-Cap ETF	3.2	Exchange Traded Funds
iShares JP Morgan USD Emerging Markets Bond ETF	2.9	Exchange Traded Funds
Goldman Sachs Access High Yield Corporate Bond ETF	0.8	Exchange Traded Funds
iShares Global Infrastructure ETF	0.8	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2021	As of August 31, 2020

U.S. Stock Funds	55.8%	53.4%
Foreign Stock Funds	34.6	35.2
Bond Funds	7.6	8.1
Investment Companies (other than Exchange-Traded Funds)	0.7	1.6

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2055 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2055 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	27.32%	12.62%	12.46%
Including sales charges	20.31%	11.36%	11.21%

Institutional (Commenced August 22, 2016)	27.78%	13.05%	12.88%

Service (Commenced August 22, 2016)	27.87%	12.61%	12.45%

Investor (Commenced August 22, 2016)	27.73%	12.91%	12.75%

Class R6 (Commenced August 22, 2016)	27.83%	13.08%	12.91%

Class R (Commenced August 22, 2016)	26.97%	12.34%	12.18%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

FUND BASICS

Target Date 2060 Portfolio

as of August 31, 2021

TOP TEN HOLDINGS AS OF 8/31/21[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	25.5%	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	24.8	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	24.1	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	7.0	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	4.7	Exchange Traded Funds
Vanguard Long-Term Corporate Bond ETF	3.7	Exchange Traded Funds
iShares MSCI EAFE Small-Cap ETF	3.2	Exchange Traded Funds
iShares JP Morgan USD Emerging Markets Bond ETF	3.1	Exchange Traded Funds
Goldman Sachs Access High Yield Corporate Bond ETF	0.9	Exchange Traded Funds
iShares Global Infrastructure ETF	0.7	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2021	As of August 31, 2020

U.S. Stock Funds	55.3%	54.7%
Foreign Stock Funds	34.9	34.5
Bond Funds	7.9	7.8
Investment Companies (other than Exchange-Traded Funds)	0.6	1.6

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on April 30, 2018 (commencement of operations) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2060 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2060 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 30, 2018 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Since Inception
Class A (Commenced April 30, 2018)
Excluding sales charges	27.30%	13.34%
Including sales charges	20.32%	11.45%

Institutional (Commenced April 30, 2018)	27.80%	13.78%

Service (Commenced April 30, 2018)	27.80%	13.39%

Investor (Commenced April 30, 2018)	27.59%	13.62%

Class R6 (Commenced April 30, 2018)	27.82%	13.80%

Class R (Commenced April 30, 2018)	26.96%	13.06%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

PORTFOLIO RESULTS

Index Definitions

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 27 emerging markets countries.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from eight Eurozone countries.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target date and target risk funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Schedule of Investments

August 31, 2021

Shares	Description	Value

Exchange Traded Funds – 97.9%
Bond Funds – 57.5%
1,864	Goldman Sachs Access High Yield Corporate Bond ETF(a)	$93,912
9,080	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	531,543
19,235	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	1,061,580
43,479	Goldman Sachs Access U.S. Aggregate Bond ETF(a)	2,147,128
879	Invesco Senior Loan ETF	19,461
2,736	iShares JP Morgan EM Local Currency Bond ETF	119,508
3,063	iShares JP Morgan USD Emerging Markets Bond ETF	347,314
4,468	Vanguard Long-Term Corporate Bond ETF	483,795

		4,804,241

Foreign Stock Funds – 16.1%
6,103	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	238,993
25,720	Goldman Sachs ActiveBeta International Equity ETF(a)	919,490
1,586	iShares Global Infrastructure ETF	73,765
1,478	iShares MSCI EAFE Small-Cap ETF	114,634

		1,346,882

Stock Funds – 24.3%
9,601	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	872,827
1,814	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	117,801
16,172	Goldman Sachs MarketBeta U.S. Equity ETF(a)	1,020,292
173	Health Care Select Sector SPDR Fund	23,391

		2,034,311

TOTAL EXCHANGE TRADED FUNDS
(Cost $7,039,377)		$8,185,434

Shares	Dividend Rate	Value

Investment Company(a) – 1.0%
Goldman Sachs Financial Square Government Fund – Class R6
85,954	0.026%	$85,954
(Cost $85,954)

TOTAL INVESTMENTS – 98.9%
(Cost $7,125,331)		$8,271,388

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		92,302

NET ASSETS – 100.0%		$8,363,690

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Investment Abbreviation:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	2	09/17/21	$227,120	$(4,322)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Schedule of Investments

August 31, 2021

Shares	Description	Value

Exchange Traded Funds – 97.4%
Bond Funds – 52.3%
1,705	Goldman Sachs Access High Yield Corporate Bond ETF(a)	$85,901
10,334	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	604,952
20,199	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	1,114,783
44,901	Goldman Sachs Access U.S. Aggregate Bond ETF(a)	2,217,351
937	Invesco Senior Loan ETF	20,745
3,008	iShares JP Morgan EM Local Currency Bond ETF	131,389
3,158	iShares JP Morgan USD Emerging Markets Bond ETF	358,086
5,450	Vanguard Long-Term Corporate Bond ETF	590,126

		5,123,333

Foreign Stock Funds – 18.2%
8,174	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	320,094
33,777	Goldman Sachs ActiveBeta International Equity ETF(a)	1,207,528
2,325	iShares Global Infrastructure ETF	108,136
1,889	iShares MSCI EAFE Small-Cap ETF	146,511

		1,782,269

Stock Funds – 26.9%
12,329	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	1,120,829
1,824	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	118,451
21,635	Goldman Sachs MarketBeta U.S. Equity ETF(a)	1,364,952
185	Health Care Select Sector SPDR Fund	25,014

		2,629,246

TOTAL EXCHANGE TRADED FUNDS
(Cost $8,107,794)		$9,534,848

Shares	Dividend Rate	Value

Investment Company(a) – 1.3%
Goldman Sachs Financial Square Government Fund – Class R6
126,871	0.026%	$126,871
(Cost $126,871)

TOTAL INVESTMENTS – 98.7%
(Cost $8,234,665)		$9,661,719

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		125,735

NET ASSETS – 100.0%		$9,787,454

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Investment Abbreviation:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	3	09/17/21	$340,680	$(7,298)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Schedule of Investments

August 31, 2021

Shares	Description	Value

Exchange Traded Funds – 97.7%
Bond Funds – 45.0%
1,146	Goldman Sachs Access High Yield Corporate Bond ETF(a)	$57,738
6,685	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	391,340
10,941	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	603,834
26,309	Goldman Sachs Access U.S. Aggregate Bond ETF(a)	1,299,220
607	Invesco Senior Loan ETF	13,439
2,079	iShares JP Morgan EM Local Currency Bond ETF	90,811
1,863	iShares JP Morgan USD Emerging Markets Bond ETF	211,245
3,440	Vanguard Long-Term Corporate Bond ETF	372,483

		3,040,110

Foreign Stock Funds – 21.1%
6,425	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	251,603
27,358	Goldman Sachs ActiveBeta International Equity ETF(a)	978,048
1,466	iShares Global Infrastructure ETF	68,184
1,673	iShares MSCI EAFE Small-Cap ETF	129,758

		1,427,593

Stock Funds – 31.6%
10,628	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	966,192
1,464	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	95,072
16,802	Goldman Sachs MarketBeta U.S. Equity ETF(a)	1,060,038
120	Health Care Select Sector SPDR Fund	16,225

		2,137,527

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,525,310)		$6,605,230

Investment Company(a) – 1.1%
Goldman Sachs Financial Square Government Fund – Class R6
73,192	0.026%	$73,192
(Cost $73,192)

TOTAL INVESTMENTS – 98.8%
(Cost $5,598,502)		$6,678,422

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		81,695

NET ASSETS – 100.0%		$6,760,117

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Investment Abbreviation:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	2	09/17/21	$227,120	$(4,322)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Schedule of Investments

August 31, 2021

Shares	Description	Value

Exchange Traded Funds – 97.4%
Bond Funds – 30.4%
1,685	Goldman Sachs Access High Yield Corporate Bond ETF(a)	$84,894
5,693	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	333,268
8,478	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	467,901
19,803	Goldman Sachs Access U.S. Aggregate Bond ETF(a)	977,934
837	Invesco Senior Loan ETF	18,530
1,760	iShares JP Morgan EM Local Currency Bond ETF	76,877
2,382	iShares JP Morgan USD Emerging Markets Bond ETF	270,095
3,588	Vanguard Long-Term Corporate Bond ETF	388,509

		2,618,008

Foreign Stock Funds – 25.9%
10,117	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	396,182
43,831	Goldman Sachs ActiveBeta International Equity ETF(a)	1,566,958
1,606	iShares Global Infrastructure ETF	74,695
2,493	iShares MSCI EAFE Small-Cap ETF	193,357

		2,231,192

Stock Funds – 41.1%
16,834	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	1,530,379
3,348	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	217,419
28,136	Goldman Sachs MarketBeta U.S. Equity ETF(a)	1,775,100
165	Health Care Select Sector SPDR Fund	22,310

		3,545,208

TOTAL EXCHANGE TRADED FUNDS
(Cost $6,638,540)		$8,394,408

Shares	Dividend Rate	Value

Investment Company(a) – 1.3%
Goldman Sachs Financial Square Government Fund – Class R6
115,566	0.026%	$115,566
(Cost $115,566)

TOTAL INVESTMENTS – 98.7%
(Cost $6,754,106)		$8,509,974

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		113,160

NET ASSETS – 100.0%		$8,623,134

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Investment Abbreviation:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	3	09/17/21	$340,680	$(7,298)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Schedule of Investments

August 31, 2021

Shares	Description	Value

Exchange Traded Funds – 98.3%
Bond Funds – 13.0%
2,126	Goldman Sachs Access High Yield Corporate Bond ETF(a)	$107,112
2,044	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	119,656
2,526	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	139,410
5,779	Goldman Sachs Access U.S. Aggregate Bond ETF(a)	285,385
926	Invesco Senior Loan ETF	20,502
1,561	iShares JP Morgan EM Local Currency Bond ETF	68,184
2,295	iShares JP Morgan USD Emerging Markets Bond ETF	260,230
3,107	Vanguard Long-Term Corporate Bond ETF	336,426

		1,336,905

Foreign Stock Funds – 32.7%
16,636	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	651,466
65,089	Goldman Sachs ActiveBeta International Equity ETF(a)	2,326,932
1,637	iShares Global Infrastructure ETF	76,137
3,812	iShares MSCI EAFE Small-Cap ETF	295,658

		3,350,193

Stock Funds – 52.6%
26,384	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	2,398,570
6,865	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	445,813
39,863	Goldman Sachs MarketBeta U.S. Equity ETF(a)	2,514,957
183	Health Care Select Sector SPDR Fund	24,743

		5,384,083

TOTAL EXCHANGE TRADED FUNDS
(Cost $7,482,892)		$10,071,181

Shares	Dividend Rate	Value

Investment Company(a) – 0.4%
Goldman Sachs Financial Square Government Fund – Class R6
44,072	0.026%	$44,072
(Cost $44,072)

TOTAL INVESTMENTS – 98.7%
(Cost $7,526,964)		$10,115,253

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		129,219

NET ASSETS – 100.0%		$10,244,472

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Investment Abbreviation:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS – At August 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	3	09/17/21	$340,680	$(7,298)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Schedule of Investments

August 31, 2021

Shares	Description	Value

Exchange Traded Funds – 97.9%
Bond Funds – 7.5%
1,602	Goldman Sachs Access High Yield Corporate Bond ETF(a)	$80,712
963	Invesco Senior Loan ETF	21,321
2,722	iShares JP Morgan USD Emerging Markets Bond ETF	308,648
3,630	Vanguard Long-Term Corporate Bond ETF	393,056

		803,737

Foreign Stock Funds – 34.7%
18,334	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	717,959
71,318	Goldman Sachs ActiveBeta International Equity ETF(a)	2,549,619
1,739	iShares Global Infrastructure ETF	80,881
4,466	iShares MSCI EAFE Small-Cap ETF	346,383

		3,694,842

Stock Funds – 55.7%
28,821	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	2,620,117
8,182	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	531,339
43,586	Goldman Sachs MarketBeta U.S. Equity ETF(a)	2,749,841
190	Health Care Select Sector SPDR Fund	25,690

		5,926,987

TOTAL EXCHANGE TRADED FUNDS
(Cost $7,581,548)		$10,425,566

Shares	Dividend Rate	Value

Investment Company(a) – 0.8%
Goldman Sachs Financial Square Government Fund – Class R6
83,640	0.026%	$83,640
(Cost $83,640)

TOTAL INVESTMENTS – 98.7%
(Cost $7,665,188)		$10,509,206

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		139,478

NET ASSETS – 100.0%		$10,648,684

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Investment Abbreviation:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	3	09/17/21	$340,680	$(7,298)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Schedule of Investments

August 31, 2021

Shares	Description	Value

Exchange Traded Funds – 98.6%
Bond Funds – 7.8%
1,558	Goldman Sachs Access High Yield Corporate Bond ETF(a)	$78,495
849	Invesco Senior Loan ETF	18,797
2,350	iShares JP Morgan USD Emerging Markets Bond ETF	266,466
3,096	Vanguard Long-Term Corporate Bond ETF	335,235

		698,993

Foreign Stock Funds – 34.9%
15,348	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	601,028
60,288	Goldman Sachs ActiveBeta International Equity ETF(a)	2,155,296
1,598	iShares Global Infrastructure ETF	74,323
3,723	iShares MSCI EAFE Small-Cap ETF	288,756

		3,119,403

Stock Funds – 55.9%
24,690	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	2,244,568
6,399	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	415,551
36,670	Goldman Sachs MarketBeta U.S. Equity ETF(a)	2,313,510
171	Health Care Select Sector SPDR Fund	23,121

		4,996,750

TOTAL INVESTMENTS – 98.6%
(Cost $6,381,514)		$8,815,146

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		125,479

NET ASSETS – 100.0%		$8,940,625

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Investment Abbreviation:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	3	09/17/21	$340,680	$(7,298)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Schedule of Investments

August 31, 2021

Shares	Description	Value

Exchange Traded Funds – 98.0%
Bond Funds – 7.6%
1,509	Goldman Sachs Access High Yield Corporate Bond ETF(a)	$76,027
916	Invesco Senior Loan ETF	20,280
2,595	iShares JP Morgan USD Emerging Markets Bond ETF	294,247
3,389	Vanguard Long-Term Corporate Bond ETF	366,961

		757,515

Foreign Stock Funds – 34.6%
17,267	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	676,175
66,820	Goldman Sachs ActiveBeta International Equity ETF(a)	2,388,815
1,627	iShares Global Infrastructure ETF	75,672
4,137	iShares MSCI EAFE Small-Cap ETF	320,866

		3,461,528

Stock Funds – 55.8%
27,140	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	2,467,297
7,681	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	498,805
40,922	Goldman Sachs MarketBeta U.S. Equity ETF(a)	2,581,769
181	Health Care Select Sector SPDR Fund	24,473

		5,572,344

TOTAL EXCHANGE TRADED FUNDS
(Cost $7,112,015)		$9,791,387

Shares	Dividend Rate	Value

Investment Company(a) – 0.7%
Goldman Sachs Financial Square Government Fund – Class R6
71,180	0.026%	$71,180
(Cost $71,180)

TOTAL INVESTMENTS – 98.7%
(Cost $7,183,195)		$9,862,567

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		129,555

NET ASSETS – 100.0%		$9,992,122

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Investment Abbreviation:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	3	09/17/21	$340,680	$(7,298)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Schedule of Investments

August 31, 2021

Shares	Description	Value

Exchange Traded Funds – 98.1%
Bond Funds – 7.9%
1,972	Goldman Sachs Access High Yield Corporate Bond ETF(a)	$99,353
1,054	Invesco Senior Loan ETF	23,336
3,014	iShares JP Morgan USD Emerging Markets Bond ETF	341,757
3,850	Vanguard Long-Term Corporate Bond ETF	416,878

		881,324

Foreign Stock Funds – 34.9%
19,910	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	779,676
75,370	Goldman Sachs ActiveBeta International Equity ETF(a)	2,694,477
1,724	iShares Global Infrastructure ETF	80,183
4,650	iShares MSCI EAFE Small-Cap ETF	360,654

		3,914,990

Stock Funds – 55.3%
30,492	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	2,772,028
8,145	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	528,936
45,330	Goldman Sachs MarketBeta U.S. Equity ETF(a)	2,859,870
208	Health Care Select Sector SPDR Fund	28,124

		6,188,958

TOTAL EXCHANGE TRADED FUNDS
(Cost $7,985,377)		$10,985,272

Shares	Dividend Rate	Value

Investment Company(a) – 0.6%
Goldman Sachs Financial Square Government Fund – Class R6
61,552	0.026%	$61,552
(Cost $61,552)

TOTAL INVESTMENTS – 98.7%
(Cost $8,046,929)		$11,046,824

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		149,040

NET ASSETS – 100.0%		$11,195,864

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Investment Abbreviation:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	4	09/17/21	$454,240	$(9,031)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2021

	Target Date Retirement Portfolio		Target Date 2025 Portfolio		Target Date 2030 Portfolio
Assets:
Investments of unaffiliated issuers, at value (cost $1,084,214, $1,265,284 and $813,966, respectively)	$1,181,868		$1,380,007		$902,145
Investments of affiliated issuers, at value (cost $6,041,117, $6,969,381 and $4,784,536, respectively)	7,089,520		8,281,712		5,776,277
Cash	132,485		153,669		102,037
Variation margin on futures contracts	489		690		461
Receivables:
Reimbursement from investment adviser	17,561		17,817		16,164
Collateral on futures contracts(a)	14,300		21,450		14,300
Portfolio shares sold	284		—		20,300
Other assets	47,361		47,419		47,258
Total assets	8,483,868		9,902,764		6,878,942

Liabilities:
Payables:
Management fees	448		524		347
Distribution and Service fees and Transfer Agency fees	267		449		486
Portfolio shares redeemed	136		445		249
Accrued expenses	119,327		113,892		117,743
Total liabilities	120,178		115,310		118,825

Net Assets:
Paid-in capital	6,731,916		7,759,131		5,295,471
Total distributable earnings	1,631,774		2,028,323		1,464,646
NET ASSETS	$8,363,690		$9,787,454		$6,760,117
Net Assets:
Class A	$228,068		$391,799		$603,450
Institutional	14,622		8,246,218		18,771
Service	14,233		14,978		15,577
Investor	326,742		40,383		1,197,334
Class R6	7,765,960		1,079,275		4,882,408
Class R	14,065		14,801		42,577
Total Net Assets	$8,363,690		$9,787,454		$6,760,117
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	21,336		31,376		60,492
Institutional	1,360		659,544		1,866
Service	1,326		1,200		1,521
Investor	30,459		3,233		119,486
Class R6	721,602		86,153		485,356
Class R	1,317		1,191		4,272
Net asset value, offering and redemption price per share:(b)
Class A	$10.69		$12.49		$9.98
Institutional	10.75		12.50		10.06
Service	10.74	(c)	12.48		10.24
Investor	10.73		12.49		10.02
Class R6	10.76		12.53		10.06
Class R	10.68		12.42	(c)	9.97

(a)	Segregated for initial margin and/or collateral.
(b)	Maximum public offering price per share for Class A Shares of the Target Date Retirement, Target Date 2025 and Target Date 2030 Portfolios is $11.31, $13.22, and $10.56, respectively.
(c)	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Assets and Liabilities (continued)

August 31, 2021

	Target Date 2035 Portfolio	Target Date 2040 Portfolio	Target Date 2045 Portfolio
Assets:
Investments of unaffiliated issuers, at value (cost $914,577, $934,920 and $1,017,044, respectively)	$1,044,373	$1,081,880	$1,175,979
Investments of affiliated issuers, at value (cost 5,839,529, $6,592,044, $6,648,144, respectively)	7,465,601	9,033,373	9,333,227
Cash	141,063	162,743	167,273
Variation margin on futures contracts	691	691	691
Receivables:
Collateral on futures contracts(a)	21,450	21,450	21,450
Reimbursement from investment adviser	16,922	17,023	17,315
Portfolio shares sold	119	997	341
Other assets	47,361	47,415	47,433
Total assets	8,737,580	10,365,572	10,763,709

Liabilities:
Payables:
Distribution and Service fees and Transfer Agency fees	434	267	486
Management fees	414	422	437
Portfolio shares redeemed	21	211	158
Accrued expenses	113,577	120,200	113,944
Total liabilities	114,446	121,100	115,025

Net Assets:
Paid-in capital	6,273,547	7,258,916	7,467,974
Total distributable earnings	2,349,587	2,985,556	3,180,710
NET ASSETS	$8,623,134	$10,244,472	$10,648,684
Net Assets:
Class A	$420,225	$147,811	$337,642
Institutional	7,845,527	18,986	8,946,136
Service	16,467	17,352	17,683
Investor	60,459	283,002	276,718
Class R6	264,187	9,760,178	1,053,032
Class R	16,269	17,143	17,473
Total Net Assets	$8,623,134	$10,244,472	$10,648,684
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	32,423	14,065	24,813
Institutional	601,846	1,791	652,644
Service	1,267	1,641	1,293
Investor	4,647	26,780	20,241
Class R6	20,278	919,969	76,878
Class R	1,257	1,634	1,286
Net asset value, offering and redemption price per share:(b)
Class A	$12.96	$10.51	$13.61
Institutional	13.04	10.60	13.71
Service	13.00	10.57	13.68
Investor	13.01	10.57	13.67
Class R6	13.03	10.61	13.70
Class R	12.94	10.49	13.59

(a)	Segregated for initial margin and/or collateral.
(b)	Maximum public offering price per share for Class A Shares of the Target Date 2035, Target Date 2040 and Target Date 2045 Portfolios is $13.71, $11.12 and $14.40, respectively.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Assets and Liabilities (continued)

August 31, 2021

	Target Date 2050 Portfolio	Target Date 2055 Portfolio		Target Date 2060 Portfolio
Assets:
Investments of unaffiliated issuers, at value (cost $863,515, $952,596 and $1,090,439, respectively)	$1,006,698	$1,102,499		$1,250,932
Investments of affiliated issuers, at value (cost $5,517,999, $6,230,599 and $6,956,490, respectively)	7,808,448	8,760,068		9,795,892
Cash	152,527	157,100		178,138
Variation margin on futures contracts	692	691		921
Receivables:
Collateral on futures contracts(a)	21,450	21,450		28,600
Reimbursement from investment adviser	16,467	17,211		14,184
Portfolio shares sold	1,071	264		1,219
Other assets	47,370	47,408		48,316
Total assets	9,054,723	10,106,691		11,318,202

Liabilities:
Payables:
Distribution and Service fees and Transfer Agency fees	392	497		230
Management fees	371	410		452
Portfolio shares redeemed	28	59		51
Accrued expenses	113,307	113,603		121,605
Total liabilities	114,098	114,569		122,338

Net Assets:
Paid-in capital	6,132,915	7,053,909		7,759,607
Total distributable earnings	2,807,710	2,938,213		3,436,257
NET ASSETS	$8,940,625	$9,992,122		$11,195,864
Net Assets:
Class A	$617,805	$329,866		$96,607
Institutional	31,865	8,847,298		15,398
Service	17,854	18,037		15,219
Investor	192,368	403,497		15,329
Class R6	8,063,092	357,302		11,038,236
Class R	17,641	36,122		15,075
Total Net Assets	$8,940,625	$9,992,122		$11,195,864
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	51,259	25,037		6,684
Institutional	2,625	666,167		1,060
Service	1,475	1,362		1,049
Investor	15,888	30,485		1,057
Class R6	664,105	26,820		760,224
Class R	1,465	2,757		1,044
Net asset value, offering and redemption price per share:(b)
Class A	$12.05	$13.18		$14.45
Institutional	12.14	13.28		14.52	(c)
Service	12.10	13.25	(c)	14.51
Investor	12.11	13.24		14.50
Class R6	12.14	13.32		14.52
Class R	12.04	13.10		14.44

(a)	Segregated for initial margin and/or collateral.
(b)	Maximum public offering price per share for Class A Shares of the Target Date 2050, Target Date 2055 and Target Date 2060 Portfolios is $12.75, $13.95 and $15.29, respectively.
(c)	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2021

	Target Date Retirement Portfolio	Target Date 2025 Portfolio	Target Date 2030 Portfolio
Investment income:

Dividends — unaffiliated issuers	$39,274	$39,456	$22,679

Dividends — affiliated issuers	102,872	117,301	77,103

Total investment income	142,146	156,757	99,782

Expenses:

Registration fees	74,333	74,366	74,145

Professional fees	71,057	69,986	70,038

Custody, accounting and administrative services	38,472	38,247	37,998

Trustee fees	31,787	31,795	31,771

Printing and mailing costs	20,719	18,994	13,100

Management fees	19,655	22,158	14,444

Transfer Agency fees(a)	3,177	4,010	3,955

Distribution and Service (12b-1) fees(a)	619	1,042	1,360

Shareholder meeting expense	318	357	233

Other	5,738	5,765	5,619

Total expenses	265,875	266,720	252,663

Less — expense reductions	(255,379)	(254,583)	(242,675)

Net expenses	10,496	12,137	9,988

NET INVESTMENT INCOME	131,650	144,620	89,794

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers	88,853	68,636	27,160

Investments — affiliated issuers	330,151	434,173	274,823

Futures contracts	86,478	53,785	50,850

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(48,330)	(15,908)	20,382

Investments — affiliated issuers	398,557	522,819	445,590

Futures contracts	(53,063)	(32,279)	(13,407)

Net realized and unrealized gain	802,646	1,031,226	805,398

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$934,296	$1,175,846	$895,192

(a)	Class specific Distribution and/or Service (12b-1) fees and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Portfolio	Class A	Service	Class R	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date Retirement	$486	$67	$66	$330	$6	$5	$639	$2,175	$22
Target Date 2025	902	70	70	613	3,080	6	66	221	24
Target Date 2030	1,152	72	136	783	7	7	1,863	1,249	46

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2021

	Target Date 2035 Portfolio	Target Date 2040 Portfolio	Target Date 2045 Portfolio
Investment income:

Dividends — unaffiliated issuers	$27,479	$25,212	$27,581

Dividends — affiliated issuers	105,799	122,048	123,218

Total investment income	133,278	147,260	150,799

Expenses:

Registration fees	74,293	74,356	74,328

Professional fees	70,038	70,038	70,038

Custody, accounting and administrative services	38,507	37,919	38,751

Trustee fees	31,787	31,796	31,799

Management fees	19,459	22,118	23,000

Printing and mailing costs	18,171	19,052	18,819

Transfer Agency fees(a)	3,610	3,214	4,251

Distribution and Service (12b-1) fees(a)	983	451	848

Shareholder meeting expense	315	360	368

Other	5,723	5,757	5,765

Total expenses	262,886	265,061	267,967

Less — expense reductions	(252,558)	(255,692)	(257,471)

Net expenses	10,328	9,369	10,496

NET INVESTMENT INCOME	122,950	137,891	140,303

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers	18,467	13,185	6,321

Investments — affiliated issuers	484,389	259,802	207,503

Futures contracts	94,546	94,551	111,055

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	50,173	72,617	96,510

Investments — affiliated issuers	746,991	1,479,399	1,733,998

Futures contracts	(25,468)	(25,468)	(47,310)

Net realized and unrealized gain	1,369,098	1,894,086	2,108,077

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,492,048	$2,031,977	$2,248,380

(a)	Class specific Distribution and/or Service (12b-1) fees and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Portfolio	Class A	Service	Class R	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date 2035	$834	$75	$74	$567	$2,853	$7	$87	$71	$25
Target Date 2040	297	77	77	202	7	7	446	2,526	25
Target Date 2045	693	78	77	471	3,151	7	385	211	26

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2021

	Target Date 2050 Portfolio	Target Date 2055 Portfolio	Target Date 2060 Portfolio
Investment income:

Dividends — unaffiliated issuers	$23,944	$25,976	$29,331

Dividends — affiliated issuers	106,720	116,243	133,008

Total investment income	130,664	142,219	162,339

Expenses:

Registration fees	74,276	74,309	70,703

Professional fees	70,037	70,038	70,038

Custody, accounting and administrative services	38,434	38,488	26,293

Trustee fees	31,789	31,795	31,804

Management fees	19,868	21,765	24,712

Printing and mailing costs	17,386	18,643	20,128

Transfer Agency fees(a)	3,474	4,284	3,100

Distribution and Service (12b-1) fees(a)	1,637	897	303

Shareholder meeting expense	321	349	396

Other	5,719	5,746	1,100

Total expenses	262,941	266,314	248,577

Less — expense reductions	(252,886)	(255,873)	(240,181)

Net expenses	10,055	10,441	8,396

NET INVESTMENT INCOME	120,609	131,778	153,943

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers	4,660	4,007	4,608

Investments — affiliated issuers	234,745	201,631	286,338

Futures contracts	128,951	129,036	127,884

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	86,355	91,869	100,445

Investments — affiliated issuers	1,436,334	1,625,084	1,798,881

Futures contracts	(53,043)	(53,043)	(54,776)

Net realized and unrealized gain	1,838,002	1,998,584	2,263,380

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,958,611	$2,130,362	$2,417,323

(a)	Class specific Distribution and/or Service (12b-1) fees and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Portfolio	Class A	Service	Class R	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date 2050	$1,479	$79	$79	$1,006	$10	$7	$285	$2,139	$27
Target Date 2055	666	80	151	453	3,145	7	568	60	51
Target Date 2060	169	67	67	114	6	5	23	2,929	23

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets

	Target Date Retirement Portfolio		Target Date 2025 Portfolio
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income	$131,650	$154,941	$144,620	$160,710
Net realized gain	505,482	263,554	556,594	225,222
Net change in unrealized gain	297,164	256,025	474,632	371,486
Net increase in net assets resulting from operations	934,296	674,520	1,175,846	757,418

Distributions to shareholders:
From distributable earnings:
Class A Shares	(9,054)	(1,140)	(9,622)	(12,240)
Institutional Shares	(689)	(478)	(224,799)	(387,364)
Service Shares	(636)	(415)	(369)	(652)
Investor Shares	(23,535)	(47,136)	(1,014)	(34,076)
Class R6 Shares	(364,705)	(245,286)	(10,342)	(688)
Class R Shares	(597)	(399)	(330)	(633)
Total distributions to shareholders	(399,216)	(294,854)	(246,476)	(435,653)

From share transactions:
Proceeds from sales of shares	184,568	539,558	1,247,883	638,635
Reinvestment of distributions	399,216	294,854	246,476	435,653
Cost of shares redeemed	(270,955)	(1,156,350)	(679,306)	(1,192,551)
Net increase (decrease) in net assets resulting from share transactions	312,829	(321,938)	815,053	(118,263)
TOTAL INCREASE	847,909	57,728	1,744,423	203,502

Net assets:
Beginning of year	7,515,781	7,458,053	8,043,031	7,839,529
End of year	$8,363,690	$7,515,781	$9,787,454	$8,043,031

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Target Date 2030 Portfolio		Target Date 2035 Portfolio
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income	$89,794	$102,341	$122,950	$147,239
Net realized gain	352,833	176,089	597,402	175,534
Net change in unrealized gain	452,565	240,740	771,696	477,556
Net increase in net assets resulting from operations	895,192	519,170	1,492,048	800,329

Distributions to shareholders:
From distributable earnings:
Class A Shares	(7,570)	(34,879)	(6,574)	(21,487)
Institutional Shares	(335)	(2,752)	(181,488)	(547,186)
Service Shares	(232)	(1,856)	(341)	(1,100)
Investor Shares	(19,849)	(289,355)	(1,091)	(94,718)
Class R6 Shares	(77,086)	(560,445)	(5,236)	(10,110)
Class R Shares	(199)	(2,088)	(301)	(1,079)
Total distributions to shareholders	(105,271)	(891,375)	(195,031)	(675,680)

From share transactions:
Proceeds from sales of shares	1,302,874	484,441	345,004	349,451
Reinvestment of distributions	105,271	891,375	195,031	675,680
Cost of shares redeemed	(316,760)	(1,750,172)	(350,938)	(1,556,149)
Net increase (decrease) in net assets resulting from share transactions	1,091,385	(374,356)	189,097	(531,018)
TOTAL INCREASE (DECREASE)	1,881,306	(746,561)	1,486,114	(406,369)

Net assets:
Beginning of year	4,878,811	5,625,372	7,137,020	7,543,389
End of year	$6,760,117	$4,878,811	$8,623,134	$7,137,020

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Target Date 2040 Portfolio		Target Date 2045 Portfolio
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income	$137,891	$154,526	$140,303	$151,170
Net realized gain	367,538	168,596	324,879	153,975
Net change in unrealized gain	1,526,548	589,847	1,783,198	664,574
Net increase in net assets resulting from operations	2,031,977	912,969	2,248,380	969,719

Distributions to shareholders:
From distributable earnings:
Class A Shares	(2,889)	(12,663)	(2,859)	(18,008)
Institutional Shares	(476)	(2,111)	(110,549)	(682,308)
Service Shares	(410)	(2,016)	(177)	(1,301)
Investor Shares	(7,443)	(117,436)	(2,751)	(104,090)
Class R6 Shares	(239,849)	(1,081,445)	(7,653)	(27,396)
Class R Shares	(370)	(1,994)	(137)	(1,279)
Total distributions to shareholders	(251,437)	(1,217,665)	(124,126)	(834,382)

From share transactions:
Proceeds from sales of shares	712,073	290,469	695,875	273,466
Reinvestment of distributions	251,437	1,217,665	124,126	834,382
Cost of shares redeemed	(254,843)	(1,281,436)	(51,663)	(1,480,861)
Net increase (decrease) in net assets resulting from share transactions	708,667	226,698	768,338	(373,013)
TOTAL INCREASE (DECREASE)	2,489,207	(77,998)	2,892,592	(237,676)

Net assets:
Beginning of year	7,755,265	7,833,263	7,756,092	7,993,768
End of year	$10,244,472	$7,755,265	$10,648,684	$7,756,092

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Target Date 2050 Portfolio		Target Date 2055 Portfolio
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income	$120,609	$136,522	$131,778	$142,848
Net realized gain	368,356	149,803	334,674	114,522
Net change in unrealized gain	1,469,646	613,397	1,663,910	661,730
Net increase in net assets resulting from operations	1,958,611	899,722	2,130,362	919,100

Distributions to shareholders:
From distributable earnings:
Class A Shares	(17,348)	(62,375)	(2,807)	(23,251)
Institutional Shares	(774)	(2,782)	(107,111)	(818,684)
Service Shares	(443)	(1,962)	(176)	(1,623)
Investor Shares	(4,823)	(174,877)	(4,016)	(101,821)
Class R6 Shares	(216,665)	(881,219)	(1,147)	(1,811)
Class R Shares	(402)	(1,938)	(322)	(1,604)
Total distributions to shareholders	(240,455)	(1,125,153)	(115,579)	(948,794)

From share transactions:
Proceeds from sales of shares	468,368	522,755	510,564	254,128
Reinvestment of distributions	240,455	1,125,153	115,579	948,794
Cost of shares redeemed	(568,840)	(1,524,870)	(105,612)	(1,144,815)
Net increase in net assets resulting from share transactions	139,983	123,038	520,531	58,107
TOTAL INCREASE (DECREASE)	1,858,139	(102,393)	2,535,314	28,413

Net assets:
Beginning of year	7,082,486	7,184,879	7,456,808	7,428,395
End of year	$8,940,625	$7,082,486	$9,992,122	$7,456,808

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Target Date 2060 Portfolio
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:
Net investment income	$153,943	$156,533
Net realized gain	418,830	80,155
Net change in unrealized gain	1,844,550	795,496
Net increase in net assets resulting from operations	2,417,323	1,032,184

Distributions to shareholders:
From distributable earnings:
Class A Shares	(980)	(476)
Institutional Shares	(262)	(257)
Service Shares	(223)	(204)
Investor Shares	(246)	(243)
Class R6 Shares	(187,286)	(182,658)
Class R Shares	(188)	(190)
Total distributions to shareholders	(189,185)	(184,028)

From share transactions:
Proceeds from sales of shares	334,514	56,024
Reinvestment of distributions	189,185	184,028
Cost of shares redeemed	(162,682)	(8,539)
Net increase in net assets resulting from share transactions	361,017	231,513
TOTAL INCREASE	2,589,155	1,079,669

Net assets:
Beginning of year	8,606,709	7,527,040
End of year	$11,195,864	$8,606,709

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date Retirement Portfolio
	Class A Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.02	$9.49	$9.38	$9.93	$9.90		$10.05

Net investment income(b)	0.13	0.16	0.21	0.14	0.10		0.02

Net realized and unrealized gain (loss)	1.05	0.70	0.48	0.14	0.47		(0.17)

Total from investment operations	1.18	0.86	0.69	0.28	0.57		(0.15)

Distributions to shareholders from net investment income	(0.16)	(0.18)	(0.21)	(0.16)	(0.16)		—

Distributions to shareholders from net realized gains	(0.35)	(0.15)	(0.37)	(0.67)	(0.38)		—

Total distributions	(0.51)	(0.33)	(0.58)	(0.83)	(0.54)		—

Net asset value, end of period	$10.69	$10.02	$9.49	$9.38	$9.93		$9.90

Total return(c)	12.12%	9.25%	8.09%	2.89%	6.06%		(1.49)%

Net assets, end of period (in 000s)	$228	$160	$66	$57	$16		$10

Ratio of net expenses to average net assets(d)	0.52%	0.53%	0.58%	0.70%	0.72	%(e)	0.74	%(e)

Ratio of total expenses to average net assets(d)	3.73%	3.98%	4.95%	1.31%	1.26	%(e)	3.01	%(e)

Ratio of net investment income to average net assets	1.28%	1.67%	2.36%	1.45%	1.21	%(e)	0.94	%(e)

Portfolio turnover rate(f)	44%	45%	180%	200%	189%		204%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date Retirement Portfolio
	Institutional Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.06	$9.55	$9.42	$9.96	$9.91		$10.05

Net investment income(b)	0.17	0.20	0.24	0.18	0.13		0.03

Net realized and unrealized gain (loss)	1.05	0.69	0.50	0.14	0.48		(0.17)

Total from investment operations	1.22	0.89	0.74	0.32	0.61		(0.14)

Distributions to shareholders from net investment income	(0.18)	(0.23)	(0.24)	(0.19)	(0.18)		—

Distributions to shareholders from net realized gains	(0.35)	(0.15)	(0.37)	(0.67)	(0.38)		—

Total distributions	(0.53)	(0.38)	(0.61)	(0.86)	(0.56)		—

Net asset value, end of period	$10.75	$10.06	$9.55	$9.42	$9.96		$9.91

Total return(c)	12.53%	9.57%	8.58%	3.33%	6.42%		(1.39)%

Net assets, end of period (in 000s)	$15	$13	$12	$11	$10		$10

Ratio of net expenses to average net assets(d)	0.13%	0.15%	0.18%	0.30%	0.32	%(e)	0.34	%(e)

Ratio of total expenses to average net assets(d)	3.36%	3.73%	4.73%	0.81%	0.96	%(e)	2.61	%(e)

Ratio of net investment income to average net assets	1.67%	2.15%	2.69%	1.93%	1.66	%(e)	1.34	%(e)

Portfolio turnover rate(f)	44%	45%	180%	200%	189%		204%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date Retirement Portfolio
	Service Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.02	$9.51	$9.38	$9.93	$9.90		$10.05

Net investment income(b)	0.17	0.16	0.20	0.14	0.09		0.02

Net realized and unrealized gain (loss)	1.05	0.69	0.49	0.12	0.48		(0.17)

Total from investment operations	1.22	0.85	0.69	0.26	0.57		(0.15)

Distributions to shareholders from net investment income	(0.15)	(0.19)	(0.19)	(0.14)	(0.16)		—

Distributions to shareholders from net realized gains	(0.35)	(0.15)	(0.37)	(0.67)	(0.38)		—

Total distributions	(0.50)	(0.34)	(0.56)	(0.81)	(0.54)		—

Net asset value, end of period	$10.74	$10.02	$9.51	$9.38	$9.93		$9.90

Total return(c)	12.55%	9.09%	8.04%	2.73%	6.02%		(1.49)%

Net assets, end of period (in 000s)	$14	$13	$12	$11	$10		$10

Ratio of net expenses to average net assets(d)	0.13%	0.65%	0.69%	0.80%	0.82	%(e)	0.84	%(e)

Ratio of total expenses to average net assets(d)	3.86%	4.24%	5.23%	1.31%	1.46	%(e)	3.11	%(e)

Ratio of net investment income to average net assets	1.68%	1.65%	2.19%	1.43%	1.16	%(e)	0.84	%(e)

Portfolio turnover rate(f)	44%	45%	180%	200%	189%		204%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date Retirement Portfolio
	Investor Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.04	$9.53	$9.40	$9.95	$9.91		$10.05

Net investment income(b)	0.16	0.20	0.23	0.17	0.09		0.02

Net realized and unrealized gain (loss)	1.04	0.68	0.49	0.13	0.50		(0.16)

Total from investment operations	1.20	0.88	0.72	0.30	0.59		(0.14)

Distributions to shareholders from net investment income	(0.16)	(0.22)	(0.22)	(0.18)	(0.17)		—

Distributions to shareholders from net realized gains	(0.35)	(0.15)	(0.37)	(0.67)	(0.38)		—

Total distributions	(0.51)	(0.37)	(0.59)	(0.85)	(0.55)		—

Net asset value, end of period	$10.73	$10.04	$9.53	$9.40	$9.95		$9.91

Total return(c)	12.38%	9.46%	8.44%	3.19%	6.26%		(1.39)%

Net assets, end of period (in 000s)	$327	$505	$1,180	$894	$323		$10

Ratio of net expenses to average net assets(d)	0.27%	0.28%	0.32%	0.45%	0.46	%(e)	0.48	%(e)

Ratio of total expenses to average net assets(d)	3.58%	3.97%	4.95%	0.97%	1.07	%(e)	2.75	%(e)

Ratio of net investment income to average net assets	1.61%	2.12%	2.53%	1.78%	1.08	%(e)	1.19	%(e)

Portfolio turnover rate(f)	44%	45%	180%	200%	189%		204%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date Retirement Portfolio
	Class R6 Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Year Ended October 31, 2016
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.07	$9.55	$9.42	$9.96	$9.91		$10.07

Net investment income(a)	0.17	0.21	0.22	0.19	0.14		0.18

Net realized and unrealized gain	1.05	0.69	0.52	0.13	0.47		0.16

Total from investment operations	1.22	0.90	0.74	0.32	0.61		0.34

Distributions to shareholders from net investment income	(0.18)	(0.23)	(0.24)	(0.19)	(0.18)		(0.17)

Distributions to shareholders from net realized gains	(0.35)	(0.15)	(0.37)	(0.67)	(0.38)		(0.33)

Total distributions	(0.53)	(0.38)	(0.61)	(0.86)	(0.56)		(0.50)

Net asset value, end of period	$10.76	$10.07	$9.55	$9.42	$9.96		$9.91

Total return(b)	12.54%	9.69%	8.58%	3.33%	6.42%		3.65%

Net assets, end of period (in 000s)	$7,766	$6,812	$6,176	$44,900	$47,589		$53,671

Ratio of net expenses to average net assets(c)	0.12%	0.13%	0.24%	0.29%	0.30	%(d)	0.31%

Ratio of total expenses to average net assets(c)	3.36%	3.73%	2.46%	0.80%	0.94	%(d)	0.76%

Ratio of net investment income to average net assets	1.69%	2.17%	2.44%	1.95%	1.69	%(d)	1.79%

Portfolio turnover rate(e)	44%	45%	180%	200%	189%		204%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date Retirement Portfolio’s predecessor was the Madison Target Retirement 2020 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Annualized.
(e)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date Retirement Portfolio
	Class R Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.00	$9.49	$9.37	$9.92	$9.90		$10.05

Net investment income(b)	0.11	0.14	0.19	0.12	0.08		0.01

Net realized and unrealized gain (loss)	1.04	0.70	0.48	0.13	0.47		(0.16)

Total from investment operations	1.15	0.84	0.67	0.25	0.55		(0.15)

Distributions to shareholders from net investment income	(0.12)	(0.18)	(0.18)	(0.13)	(0.15)		—

Distributions to shareholders from net realized gains	(0.35)	(0.15)	(0.37)	(0.67)	(0.38)		—

Total distributions	(0.47)	(0.33)	(0.55)	(0.80)	(0.53)		—

Net asset value, end of period	$10.68	$10.00	$9.49	$9.37	$9.92		$9.90

Total return(c)	11.85%	8.97%	7.82%	2.61%	5.86%		(1.49)%

Net assets, end of period (in 000s)	$14	$13	$12	$12	$10		$10

Ratio of net expenses to average net assets(d)	0.76%	0.78%	0.83%	0.94%	0.97	%(e)	0.98	%(e)

Ratio of total expenses to average net assets(d)	3.99%	4.36%	5.27%	1.45%	1.61	%(e)	3.25	%(e)

Ratio of net investment income to average net assets	1.05%	1.52%	2.10%	1.29%	1.01	%(e)	0.69	%(e)

Portfolio turnover rate(f)	44%	45%	180%	200%	189%		204%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2025 Portfolio
	Class A Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.27	$10.81	$10.93	$10.61	$9.82		$10.00

Net investment income(b)	0.15	0.19	0.22	0.15	0.12		0.02

Net realized and unrealized gain (loss)	1.39	0.85	0.38	0.42	0.75		(0.20)

Total from investment operations	1.54	1.04	0.60	0.57	0.87		(0.18)

Distributions to shareholders from net investment income	(0.18)	(0.20)	(0.29)	(0.12)	(0.08)		—

Distributions to shareholders from net realized gains	(0.14)	(0.38)	(0.43)	(0.13)	—		—

Total distributions	(0.32)	(0.58)	(0.72)	(0.25)	(0.08)		—

Net asset value, end of period	$12.49	$11.27	$10.81	$10.93	$10.61		$9.82

Total return(c)	13.87%	9.89%	6.35%	5.42%	8.77%		(1.70)%

Net assets, end of period (in 000s)	$392	$255	$411	$152	$75		$10

Ratio of net expenses to average net assets(d)	0.50%	0.51%	0.52%	0.69%	0.71	%(e)	0.75	%(e)

Ratio of total expenses to average net assets(d)	3.36%	4.03%	5.29%	2.54%	4.54	%(e)	4.23	%(e)

Ratio of net investment income to average net assets	1.25%	1.80%	2.08%	1.42%	1.39	%(e)	1.01	%(e)

Portfolio turnover rate(f)	40%	41%	146%	177%	167%		33%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2025 Portfolio
	Institutional Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.27	$10.82	$10.93	$10.65	$9.83		$10.00

Net investment income(b)	0.20	0.23	0.26	0.20	0.14		0.03

Net realized and unrealized gain (loss)	1.38	0.85	0.38	0.40	0.76		(0.20)

Total from investment operations	1.58	1.08	0.64	0.60	0.90		(0.17)

Distributions to shareholders from net investment income	(0.21)	(0.25)	(0.32)	(0.19)	(0.08)		—

Distributions to shareholders from net realized gains	(0.14)	(0.38)	(0.43)	(0.13)	—		—

Total distributions	(0.35)	(0.63)	(0.75)	(0.32)	(0.08)		—

Net asset value, end of period	$12.50	$11.27	$10.82	$10.93	$10.65		$9.83

Total return(c)	14.26%	10.34%	6.78%	5.70%	9.22%		(1.70)%

Net assets, end of period (in 000s)	$8,246	$7,217	$6,540	$10,655	$10,687		$9,783

Ratio of net expenses to average net assets(d)	0.12%	0.13%	0.18%	0.30%	0.32	%(e)	0.34	%(e)

Ratio of total expenses to average net assets(d)	3.01%	3.65%	4.31%	2.18%	3.92	%(e)	3.85	%(e)

Ratio of net investment income to average net assets	1.66%	2.15%	2.52%	1.90%	1.69	%(e)	1.42	%(e)

Portfolio turnover rate(f)	40%	41%	146%	177%	167%		33%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2025 Portfolio
	Service Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.22	$10.78	$10.90	$10.62	$9.82		$10.00

Net investment income(b)	0.19	0.18	0.22	0.15	0.10		0.02

Net realized and unrealized gain (loss)	1.38	0.84	0.36	0.40	0.76		(0.20)

Total from investment operations	1.57	1.02	0.58	0.55	0.86		(0.18)

Distributions to shareholders from net investment income	(0.17)	(0.20)	(0.27)	(0.14)	(0.06)		—

Distributions to shareholders from net realized gains	(0.14)	(0.38)	(0.43)	(0.13)	—		—

Total distributions	(0.31)	(0.58)	(0.70)	(0.27)	(0.06)		—

Net asset value, end of period	$12.48	$11.22	$10.78	$10.90	$10.62		$9.82

Total return(c)	14.26%	9.77%	6.19%	5.22%	8.83%		(1.80)%

Net assets, end of period (in 000s)	$15	$13	$12	$11	$11		$10

Ratio of net expenses to average net assets(d)	0.13%	0.63%	0.66%	0.80%	0.81	%(e)	0.84	%(e)

Ratio of total expenses to average net assets(d)	3.51%	4.14%	5.09%	2.65%	4.40	%(e)	4.32	%(e)

Ratio of net investment income to average net assets	1.65%	1.65%	2.08%	1.40%	1.20	%(e)	0.91	%(e)

Portfolio turnover rate(f)	40%	41%	146%	177%	167%		33%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2025 Portfolio
	Investor Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.24	$10.79	$10.91	$10.64	$9.83		$10.00

Net investment income(b)	0.18	0.26	0.25	0.19	0.12		0.02

Net realized and unrealized gain (loss)	1.38	0.81	0.37	0.40	0.76		(0.19)

Total from investment operations	1.56	1.07	0.62	0.59	0.88		(0.17)

Distributions to shareholders from net investment income	(0.17)	(0.24)	(0.31)	(0.19)	(0.07)		—

Distributions to shareholders from net realized gains	(0.14)	(0.38)	(0.43)	(0.13)	—		—

Total distributions	(0.31)	(0.62)	(0.74)	(0.32)	(0.07)		—

Net asset value, end of period	$12.49	$11.24	$10.79	$10.91	$10.64		$9.83

Total return(c)	14.11%	10.24%	6.59%	5.59%	9.06%		(1.70)%

Net assets, end of period (in 000s)	$40	$37	$585	$373	$35		$10

Ratio of net expenses to average net assets(d)	0.25%	0.26%	0.30%	0.44%	0.46	%(e)	0.49	%(e)

Ratio of total expenses to average net assets(d)	3.14%	4.07%	4.81%	2.30%	5.20	%(e)	3.97	%(e)

Ratio of net investment income to average net assets	1.53%	2.35%	2.40%	1.74%	1.37	%(e)	1.27	%(e)

Portfolio turnover rate(f)	40%	41%	146%	177%	167%		33%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2025 Portfolio
	Class R6 Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.30	$10.82	$10.93	$10.65	$9.83		$10.00

Net investment income(b)	0.19	0.21	0.26	0.20	0.14		0.03

Net realized and unrealized gain (loss)	1.39	0.88	0.39	0.40	0.76		(0.20)

Total from investment operations	1.58	1.09	0.65	0.60	0.90		(0.17)

Distributions to shareholders from net investment income	(0.21)	(0.23)	(0.33)	(0.19)	(0.08)		—

Distributions to shareholders from net realized gains	(0.14)	(0.38)	(0.43)	(0.13)	—		—

Total distributions	(0.35)	(0.61)	(0.76)	(0.32)	(0.08)		—

Net asset value, end of period	$12.53	$11.30	$10.82	$10.93	$10.65		$9.83

Total return(c)	14.24%	10.35%	6.84%	5.73%	9.22%		(1.70)%

Net assets, end of period (in 000s)	$1,079	$509	$279	$213	$11		$10

Ratio of net expenses to average net assets(d)	0.10%	0.11%	0.14%	0.28%	0.31	%(e)	0.33	%(e)

Ratio of total expenses to average net assets(d)	2.83%	3.43%	4.57%	2.14%	3.95	%(e)	3.92	%(e)

Ratio of net investment income to average net assets	1.56%	1.97%	2.54%	1.85%	1.69	%(e)	1.43	%(e)

Portfolio turnover rate(f)	40%	41%	146%	177%	167%		33%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2025 Portfolio
	Class R Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.21	$10.77	$10.88	$10.61	$9.82		$10.00

Net investment income(b)	0.12	0.16	0.20	0.14	0.09		0.01

Net realized and unrealized gain (loss)	1.37	0.85	0.38	0.38	0.76		(0.19)

Total from investment operations	1.49	1.01	0.58	0.52	0.85		(0.18)

Distributions to shareholders from net investment income	(0.14)	(0.19)	(0.26)	(0.12)	(0.06)		—

Distributions to shareholders from net realized gains	(0.14)	(0.38)	(0.43)	(0.13)	—		—

Total distributions	(0.28)	(0.57)	(0.69)	(0.25)	(0.06)		—

Net asset value, end of period	$12.42	$11.21	$10.77	$10.88	$10.61		$9.82

Total return(c)	13.51%	9.63%	6.11%	4.98%	8.67%		(1.80)%

Net assets, end of period (in 000s)	$15	$13	$12	$11	$11		$10

Ratio of net expenses to average net assets(d)	0.75%	0.75%	0.81%	0.94%	0.95	%(e)	0.99	%(e)

Ratio of total expenses to average net assets(d)	3.64%	4.26%	5.13%	2.80%	4.54	%(e)	4.47	%(e)

Ratio of net investment income to average net assets	1.03%	1.53%	1.94%	1.26%	1.06	%(e)	0.77	%(e)

Portfolio turnover rate(f)	40%	41%	146%	177%	167%		33%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2030 Portfolio
	Class A Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.74	$9.52	$9.68	$10.22	$9.74		$9.93

Net investment income(b)	0.11	0.14	0.16	0.13	0.08		0.02

Net realized and unrealized gain (loss)	1.29	0.72	0.28	0.54	0.90		(0.21)

Total from investment operations	1.40	0.86	0.44	0.67	0.98		(0.19)

Distributions to shareholders from net investment income	(0.13)	(0.18)	(0.16)	(0.14)	(0.18)		—

Distributions to shareholders from net realized gains	(0.03)	(1.46)	(0.44)	(1.07)	(0.32)		—

Total distributions	(0.16)	(1.64)	(0.60)	(1.21)	(0.50)		—

Net asset value, end of period	$9.98	$8.74	$9.52	$9.68	$10.22		$9.74

Total return(c)	16.21%	10.04%	5.09%	6.93%	10.47%		(1.91)%

Net assets, end of period (in 000s)	$603	$276	$204	$362	$205		$10

Ratio of net expenses to average net assets(d)	0.51%	0.51%	0.58%	0.70%	0.72	%(e)	0.74	%(e)

Ratio of total expenses to average net assets(d)	4.62%	5.78%	5.37%	0.86%	0.99	%(e)	2.33	%(e)

Ratio of net investment income to average net assets	1.19%	1.71%	1.74%	1.34%	0.99	%(e)	1.01	%(e)

Portfolio turnover rate(f)	32%	34%	117%	156%	143%		176%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2030 Portfolio
	Institutional Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.80	$9.56	$9.72	$10.26	$9.75		$9.93

Net investment income(b)	0.15	0.18	0.23	0.18	0.14		0.03

Net realized and unrealized gain (loss)	1.29	0.73	0.24	0.52	0.88		(0.21)

Total from investment operations	1.44	0.91	0.47	0.70	1.02		(0.18)

Distributions to shareholders from net investment income	(0.15)	(0.21)	(0.19)	(0.17)	(0.19)		—

Distributions to shareholders from net realized gains	(0.03)	(1.46)	(0.44)	(1.07)	(0.32)		—

Total distributions	(0.18)	(1.67)	(0.63)	(1.24)	(0.51)		—

Net asset value, end of period	$10.06	$8.80	$9.56	$9.72	$10.26		$9.75

Total return(c)	16.59%	10.55%	5.52%	7.29%	10.87%		(1.81)%

Net assets, end of period (in 000s)	$19	$16	$15	$12	$11		$10

Ratio of net expenses to average net assets(d)	0.14%	0.13%	0.17%	0.31%	0.31	%(e)	0.34	%(e)

Ratio of total expenses to average net assets(d)	4.38%	5.42%	6.22%	0.49%	0.75	%(e)	1.93	%(e)

Ratio of net investment income to average net assets	1.61%	2.13%	2.45%	1.84%	1.69	%(e)	1.41	%(e)

Portfolio turnover rate(f)	32%	34%	117%	156%	143%		176%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2030 Portfolio
	Service Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.93	$9.52	$9.68	$10.23	$9.74		$9.93

Net investment income(b)	0.15	0.14	0.21	0.13	0.10		0.02

Net realized and unrealized gain (loss)	1.31	0.73	0.22	0.52	0.88		(0.21)

Total from investment operations	1.46	0.87	0.43	0.65	0.98		(0.19)

Distributions to shareholders from net investment income	(0.12)	—	(0.15)	(0.13)	(0.17)		—

Distributions to shareholders from net realized gains	(0.03)	(1.46)	(0.44)	(1.07)	(0.32)		—

Total distributions	(0.15)	(1.46)	(0.59)	(1.20)	(0.49)		—

Net asset value, end of period	$10.24	$8.93	$9.52	$9.68	$10.23		$9.74

Total return(c)	16.56%	10.01%	5.01%	6.71%	10.47%		(1.91)%

Net assets, end of period (in 000s)	$16	$13	$12	$12	$11		$10

Ratio of net expenses to average net assets(d)	0.14%	0.64%	0.63%	0.81%	0.82	%(e)	0.83	%(e)

Ratio of total expenses to average net assets(d)	4.88%	5.92%	8.75%	0.99%	1.26	%(e)	2.43	%(e)

Ratio of net investment income to average net assets	1.60%	1.62%	2.31%	1.34%	1.19	%(e)	0.92	%(e)

Portfolio turnover rate(f)	32%	34%	117%	156%	143%		176%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2030 Portfolio
	Investor Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.76	$9.53	$9.69	$10.25	$9.75		$9.93

Net investment income(b)	0.14	0.18	0.21	0.16	0.11		0.02

Net realized and unrealized gain (loss)	1.29	0.71	0.25	0.52	0.90		(0.20)

Total from investment operations	1.43	0.89	0.46	0.68	1.01		(0.18)

Distributions to shareholders from net investment income	(0.14)	(0.20)	(0.18)	(0.17)	(0.19)		—

Distributions to shareholders from net realized gains	(0.03)	(1.46)	(0.44)	(1.07)	(0.32)		—

Total distributions	(0.17)	(1.66)	(0.62)	(1.24)	(0.51)		—

Net asset value, end of period	$10.02	$8.76	$9.53	$9.69	$10.25		$9.75

Total return(c)	16.51%	10.34%	5.35%	7.06%	10.71%		(1.81)%

Net assets, end of period (in 000s)	$1,197	$1,034	$1,554	$1,330	$625		$10

Ratio of net expenses to average net assets(d)	0.26%	0.26%	0.31%	0.45%	0.46	%(e)	0.48	%(e)

Ratio of total expenses to average net assets(d)	4.50%	5.60%	6.23%	0.64%	0.82	%(e)	2.08	%(e)

Ratio of net investment income to average net assets	1.49%	2.09%	2.33%	1.69%	1.30	%(e)	1.27	%(e)

Portfolio turnover rate(f)	32%	34%	117%	156%	143%		176%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2030 Portfolio
	Class R6 Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Year Ended October 31, 2016
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.80	$9.56	$9.72	$10.26	$9.75		$9.97

Net investment income(a)	0.15	0.19	0.19	0.18	0.14		0.19

Net realized and unrealized gain	1.29	0.72	0.28	0.52	0.88		0.11

Total from investment operations	1.44	0.91	0.47	0.70	1.02		0.30

Distributions to shareholders from net investment income	(0.15)	(0.21)	(0.19)	(0.17)	(0.19)		(0.17)

Distributions to shareholders from net realized gains	(0.03)	(1.46)	(0.44)	(1.07)	(0.32)		(0.35)

Total distributions	(0.18)	(1.67)	(0.63)	(1.24)	(0.51)		(0.52)

Net asset value, end of period	$10.06	$8.80	$9.56	$9.72	$10.26		$9.75

Total return(b)	16.61%	10.57%	5.53%	7.30%	10.88%		3.23%

Net assets, end of period (in 000s)	$4,882	$3,526	$3,828	$74,952	$75,061		$74,224

Ratio of net expenses to average net assets(c)	0.11%	0.11%	0.27%	0.29%	0.30	%(d)	0.31%

Ratio of total expenses to average net assets(c)	4.31%	5.43%	1.70%	0.50%	0.76	%(d)	0.62%

Ratio of net investment income to average net assets	1.62%	2.18%	1.98%	1.86%	1.72	%(d)	1.91%

Portfolio turnover rate(e)	32%	34%	117%	156%	143%		176%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2030 Portfolio’s predecessor was the Madison Target Retirement 2030 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Annualized.
(e)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2030 Portfolio
	Class R Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.72	$9.49	$9.66	$10.22	$9.74		$9.93

Net investment income(b)	0.09	0.13	0.19	0.12	0.09		0.02

Net realized and unrealized gain (loss)	1.29	0.71	0.22	0.51	0.88		(0.21)

Total from investment operations	1.38	0.84	0.41	0.63	0.97		(0.19)

Distributions to shareholders from net investment income	(0.10)	(0.15)	(0.14)	(0.12)	(0.17)		—

Distributions to shareholders from net realized gains	(0.03)	(1.46)	(0.44)	(1.07)	(0.32)		—

Total distributions	(0.13)	(1.61)	(0.58)	(1.19)	(0.49)		—

Net asset value, end of period	$9.97	$8.72	$9.49	$9.66	$10.22		$9.74

Total return(c)	15.97%	9.85%	4.75%	6.59%	10.30%		(1.91)%

Net assets, end of period (in 000s)	$43	$13	$12	$30	$23		$10

Ratio of net expenses to average net assets(d)	0.76%	0.77%	0.86%	0.95%	0.97	%(e)	0.98	%(e)

Ratio of total expenses to average net assets(d)	4.58%	6.05%	5.77%	1.14%	1.28	%(e)	2.57	%(e)

Ratio of net investment income to average net assets	0.96%	1.49%	2.04%	1.19%	1.04	%(e)	0.77	%(e)

Portfolio turnover rate(f)	32%	34%	117%	156%	143%		176%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2035 Portfolio
	Class A Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.99	$10.81	$11.34	$10.85	$9.81		$10.00

Net investment income(b)	0.14	0.18	0.21	0.17	0.10		0.02

Net realized and unrealized gain (loss)	2.10	0.97	0.21	0.63	1.01		(0.21)

Total from investment operations	2.24	1.15	0.42	0.80	1.11		(0.19)

Distributions to shareholders from net investment income	(0.16)	(0.22)	(0.30)	(0.14)	(0.07)		—

Distributions to shareholders from net realized gains	(0.11)	(0.75)	(0.65)	(0.17)	—		—

Total distributions	(0.27)	(0.97)	(0.95)	(0.31)	(0.07)		—

Net asset value, end of period	$12.96	$10.99	$10.81	$11.34	$10.85		$9.81

Total return(c)	20.68%	11.13%	4.70%	7.54%	11.39%		(1.90)%

Net assets, end of period (in 000s)	$420	$277	$285	$107	$29		$10

Ratio of net expenses to average net assets(d)	0.50%	0.49%	0.52%	0.69%	0.71	%(e)	0.75	%(e)

Ratio of total expenses to average net assets(d)	3.69%	4.35%	5.27%	2.31%	4.28	%(e)	4.23	%(e)

Ratio of net investment income to average net assets	1.20%	1.74%	2.00%	1.57%	1.11	%(e)	1.03	%(e)

Portfolio turnover rate(f)	35%	27%	137%	139%	137%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2035 Portfolio
	Institutional Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.05	$10.87	$11.37	$10.87	$9.81		$10.00

Net investment income(b)	0.19	0.22	0.25	0.21	0.15		0.03

Net realized and unrealized gain (loss)	2.11	0.97	0.21	0.65	1.00		(0.22)

Total from investment operations	2.30	1.19	0.46	0.86	1.15		(0.19)

Distributions to shareholders from net investment income	(0.20)	(0.26)	(0.31)	(0.19)	(0.09)		—

Distributions to shareholders from net realized gains	(0.11)	(0.75)	(0.65)	(0.17)	—		—

Total distributions	(0.31)	(1.01)	(0.96)	(0.36)	(0.09)		—

Net asset value, end of period	$13.04	$11.05	$10.87	$11.37	$10.87		$9.81

Total return(c)	21.15%	11.44%	5.13%	8.02%	11.75%		(1.90)%

Net assets, end of period (in 000s)	$7,846	$6,474	$5,811	$11,139	$10,911		$9,765

Ratio of net expenses to average net assets(d)	0.12%	0.11%	0.18%	0.30%	0.32	%(e)	0.34	%(e)

Ratio of total expenses to average net assets(d)	3.36%	3.97%	4.21%	2.05%	3.86	%(e)	3.85	%(e)

Ratio of net investment income to average net assets	1.60%	2.12%	2.32%	1.85%	1.69	%(e)	1.44	%(e)

Portfolio turnover rate(f)	35%	27%	137%	139%	137%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2035 Portfolio
	Service Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.99	$10.82	$11.33	$10.84	$9.80		$10.00

Net investment income(b)	0.19	0.17	0.20	0.15	0.10		0.02

Net realized and unrealized gain (loss)	2.09	0.96	0.21	0.64	1.01		(0.22)

Total from investment operations	2.28	1.13	0.41	0.79	1.11		(0.20)

Distributions to shareholders from net investment income	(0.16)	(0.21)	(0.27)	(0.13)	(0.07)		—

Distributions to shareholders from net realized gains	(0.11)	(0.75)	(0.65)	(0.17)	—		—

Total distributions	(0.27)	(0.96)	(0.92)	(0.30)	(0.07)		—

Net asset value, end of period	$13.00	$10.99	$10.82	$11.33	$10.84		$9.80

Total return(c)	21.10%	10.89%	4.55%	7.44%	11.36%		(2.00)%

Net assets, end of period (in 000s)	$16	$14	$12	$12	$11		$10

Ratio of net expenses to average net assets(d)	0.12%	0.61%	0.65%	0.80%	0.81	%(e)	0.84	%(e)

Ratio of total expenses to average net assets(d)	3.86%	4.46%	5.12%	2.53%	4.34	%(e)	4.33	%(e)

Ratio of net investment income to average net assets	1.59%	1.62%	1.90%	1.35%	1.20	%(e)	0.94	%(e)

Portfolio turnover rate(f)	35%	27%	137%	139%	137%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2035 Portfolio
	Investor Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.00	$10.83	$11.34	$10.86	$9.81		$10.00

Net investment income(b)	0.17	0.27	0.24	0.19	0.08		0.02

Net realized and unrealized gain (loss)	2.10	0.89	0.21	0.64	1.05		(0.21)

Total from investment operations	2.27	1.16	0.45	0.83	1.13		(0.19)

Distributions to shareholders from net investment income	(0.15)	(0.24)	(0.31)	(0.18)	(0.08)		—

Distributions to shareholders from net realized gains	(0.11)	(0.75)	(0.65)	(0.17)	—		—

Total distributions	(0.26)	(0.99)	(0.96)	(0.35)	(0.08)		—

Net asset value, end of period	$13.01	$11.00	$10.83	$11.34	$10.86		$9.81

Total return(c)	20.98%	11.25%	4.96%	7.82%	11.59%		(1.90)%

Net assets, end of period (in 000s)	$60	$43	$976	$890	$152		$10

Ratio of net expenses to average net assets(d)	0.25%	0.24%	0.29%	0.44%	0.45	%(e)	0.49	%(e)

Ratio of total expenses to average net assets(d)	3.47%	4.18%	4.81%	2.18%	7.23	%(e)	3.97	%(e)

Ratio of net investment income to average net assets	1.46%	2.46%	2.29%	1.71%	0.89	%(e)	1.29	%(e)

Portfolio turnover rate(f)	35%	27%	137%	139%	137%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2035 Portfolio
	Class R6 Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.04	$10.86	$11.37	$10.87	$9.81		$10.00

Net investment income(b)	0.20	0.24	0.25	0.20	0.14		0.03

Net realized and unrealized gain (loss)	2.10	0.94	0.21	0.66	1.01		(0.22)

Total from investment operations	2.30	1.18	0.46	0.86	1.15		(0.19)

Distributions to shareholders from net investment income	(0.20)	(0.25)	(0.32)	(0.19)	(0.09)		—

Distributions to shareholders from net realized gains	(0.11)	(0.75)	(0.65)	(0.17)	—		—

Total distributions	(0.31)	(1.00)	(0.97)	(0.36)	(0.09)		—

Net asset value, end of period	$13.03	$11.04	$10.86	$11.37	$10.87		$9.81

Total return(c)	21.18%	11.44%	5.11%	8.05%	11.75%		(1.90)%

Net assets, end of period (in 000s)	$264	$316	$446	$330	$35		$10

Ratio of net expenses to average net assets(d)	0.10%	0.09%	0.13%	0.28%	0.30	%(e)	0.32	%(e)

Ratio of total expenses to average net assets(d)	3.37%	3.93%	4.62%	2.00%	4.22	%(e)	3.93	%(e)

Ratio of net investment income to average net assets	1.71%	2.29%	2.38%	1.77%	1.64	%(e)	1.46	%(e)

Portfolio turnover rate(f)	35%	27%	137%	139%	137%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2035 Portfolio
	Class R Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.97	$10.81	$11.32	$10.83	$9.80		$10.00

Net investment income(b)	0.12	0.15	0.19	0.13	0.09		0.02

Net realized and unrealized gain (loss)	2.09	0.95	0.20	0.65	1.00		(0.22)

Total from investment operations	2.21	1.10	0.39	0.78	1.09		(0.20)

Distributions to shareholders from net investment income	(0.13)	(0.19)	(0.25)	(0.12)	(0.06)		—

Distributions to shareholders from net realized gains	(0.11)	(0.75)	(0.65)	(0.17)	—		—

Total distributions	(0.24)	(0.94)	(0.90)	(0.29)	(0.06)		—

Net asset value, end of period	$12.94	$10.97	$10.81	$11.32	$10.83		$9.80

Total return(c)	20.44%	10.66%	4.39%	7.29%	11.20%		(2.00)%

Net assets, end of period (in 000s)	$16	$14	$12	$12	$11		$10

Ratio of net expenses to average net assets(d)	0.74%	0.74%	0.80%	0.96%	0.98	%(e)	0.99	%(e)

Ratio of total expenses to average net assets(d)	3.98%	4.60%	5.26%	2.69%	4.50	%(e)	4.47	%(e)

Ratio of net investment income to average net assets	0.97%	1.49%	1.75%	1.19%	1.04	%(e)	0.79	%(e)

Portfolio turnover rate(f)	35%	27%	137%	139%	137%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2040 Portfolio
	Class A Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.61	$9.08	$9.49	$10.09	$9.58		$9.77

Net investment income(b)	0.11	0.14	0.17	0.13	0.10		0.02

Net realized and unrealized gain (loss)	2.04	0.87	0.10	0.64	1.03		(0.21)

Total from investment operations	2.15	1.01	0.27	0.77	1.13		(0.19)

Distributions to shareholders from net investment income	(0.12)	(0.17)	(0.15)	(0.14)	(0.19)		—

Distributions to shareholders from net realized gains	(0.13)	(1.31)	(0.53)	(1.23)	(0.43)		—

Total distributions	(0.25)	(1.48)	(0.68)	(1.37)	(0.62)		—

Net asset value, end of period	$10.51	$8.61	$9.08	$9.49	$10.09		$9.58

Total return(c)	25.48%	12.04%	3.48%	8.23%	12.37%		(1.94)%

Net assets, end of period (in 000s)	$148	$92	$80	$51	$13		$13

Ratio of net expenses to average net assets(d)	0.49%	0.49%	0.53%	0.70%	0.73	%(e)	0.74	%(e)

Ratio of total expenses to average net assets(d)	3.34%	4.09%	5.04%	1.20%	1.41	%(e)	3.23	%(e)

Ratio of net investment income to average net assets	1.16%	1.71%	1.93%	1.40%	1.27	%(e)	0.98	%(e)

Portfolio turnover rate(f)	18%	30%	150%	143%	142%		174%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2040 Portfolio
	Institutional Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.68	$9.13	$9.54	$10.12	$9.58		$9.77

Net investment income(b)	0.15	0.17	0.20	0.17	0.14		0.03

Net realized and unrealized gain (loss)	2.05	0.88	0.10	0.65	1.03		(0.22)

Total from investment operations	2.20	1.05	0.30	0.82	1.17		(0.19)

Distributions to shareholders from net investment income	(0.15)	(0.19)	(0.18)	(0.17)	(0.20)		—

Distributions to shareholders from net realized gains	(0.13)	(1.31)	(0.53)	(1.23)	(0.43)		—

Total distributions	(0.28)	(1.50)	(0.71)	(1.40)	(0.63)		—

Net asset value, end of period	$10.60	$8.68	$9.13	$9.54	$10.12		$9.58

Total return(c)	25.87%	12.57%	3.82%	8.71%	12.85%		(1.94)%

Net assets, end of period (in 000s)	$19	$14	$12	$12	$11		$10

Ratio of net expenses to average net assets(d)	0.12%	0.12%	0.16%	0.30%	0.32	%(e)	0.34	%(e)

Ratio of total expenses to average net assets(d)	3.00%	3.70%	4.47%	0.73%	0.98	%(e)	2.82	%(e)

Ratio of net investment income to average net assets	1.54%	2.08%	2.30%	1.82%	1.70	%(e)	1.41	%(e)

Portfolio turnover rate(f)	18%	30%	150%	143%	142%		174%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2040 Portfolio
	Service Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.63	$9.09	$9.49	$10.08	$9.58		$9.77

Net investment income(b)	0.15	0.13	0.16	0.13	0.10		0.02

Net realized and unrealized gain (loss)	2.04	0.88	0.11	0.63	1.01		(0.21)

Total from investment operations	2.19	1.01	0.27	0.76	1.11		(0.19)

Distributions to shareholders from net investment income	(0.12)	(0.16)	(0.14)	(0.12)	(0.18)		—

Distributions to shareholders from net realized gains	(0.13)	(1.31)	(0.53)	(1.23)	(0.43)		—

Total distributions	(0.25)	(1.47)	(0.67)	(1.35)	(0.61)		—

Net asset value, end of period	$10.57	$8.63	$9.09	$9.49	$10.08		$9.58

Total return(c)	25.91%	12.00%	3.39%	8.13%	12.21%		(1.94)%

Net assets, end of period (in 000s)	$17	$14	$12	$12	$11		$10

Ratio of net expenses to average net assets(d)	0.12%	0.62%	0.66%	0.81%	0.82	%(e)	0.83	%(e)

Ratio of total expenses to average net assets(d)	3.50%	4.20%	4.97%	1.24%	1.48	%(e)	3.31	%(e)

Ratio of net investment income to average net assets	1.55%	1.59%	1.81%	1.32%	1.20	%(e)	0.92	%(e)

Portfolio turnover rate(f)	18%	30%	150%	143%	142%		174%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2040 Portfolio
	Investor Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.65	$9.11	$9.51	$10.11	$9.58		$9.77

Net investment income(b)	0.14	0.19	0.19	0.16	0.09		0.02

Net realized and unrealized gain (loss)	2.05	0.84	0.11	0.64	1.06		(0.21)

Total from investment operations	2.19	1.03	0.30	0.80	1.15		(0.19)

Distributions to shareholders from net investment income	(0.14)	(0.18)	(0.17)	(0.17)	(0.19)		—

Distributions to shareholders from net realized gains	(0.13)	(1.31)	(0.53)	(1.23)	(0.43)		—

Total distributions	(0.27)	(1.49)	(0.70)	(1.40)	(0.62)		—

Net asset value, end of period	$10.57	$8.65	$9.11	$9.51	$10.11		$9.58

Total return(c)	25.79%	12.35%	3.78%	8.46%	12.68%		(1.94)%

Net assets, end of period (in 000s)	$283	$240	$667	$636	$130		$10

Ratio of net expenses to average net assets(d)	0.25%	0.24%	0.29%	0.45%	0.46	%(e)	0.48	%(e)

Ratio of total expenses to average net assets(d)	3.14%	3.94%	4.66%	0.89%	0.98	%(e)	2.96	%(e)

Ratio of net investment income to average net assets	1.43%	2.25%	2.14%	1.67%	1.11	%(e)	1.27	%(e)

Portfolio turnover rate(f)	18%	30%	150%	143%	142%		174%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2040 Portfolio
	Class R6 Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Year Ended October 31, 2016
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.69	$9.14	$9.54	$10.12	$9.59		$9.90

Net investment income(a)	0.15	0.18	0.18	0.18	0.14		0.19

Net realized and unrealized gain	2.05	0.88	0.13	0.64	1.02		0.11

Total from investment operations	2.20	1.06	0.31	0.82	1.16		0.30

Distributions to shareholders from net investment income	(0.15)	(0.20)	(0.18)	(0.17)	(0.20)		(0.17)

Distributions to shareholders from net realized gains	(0.13)	(1.31)	(0.53)	(1.23)	(0.43)		(0.44)

Total distributions	(0.28)	(1.51)	(0.71)	(1.40)	(0.63)		(0.61)

Net asset value, end of period	$10.61	$8.69	$9.14	$9.54	$10.12		$9.59

Total return(b)	25.87%	12.58%	3.94%	8.70%	12.73%		3.33%

Net assets, end of period (in 000s)	$9,760	$7,381	$7,049	$49,418	$48,905		$47,340

Ratio of net expenses to average net assets(c)	0.10%	0.09%	0.23%	0.29%	0.30	%(d)	0.31%

Ratio of total expenses to average net assets(c)	2.98%	3.71%	2.36%	0.72%	0.98	%(d)	0.80%

Ratio of net investment income to average net assets	1.57%	2.13%	1.99%	1.84%	1.73	%(d)	1.97%

Portfolio turnover rate(e)	18%	30%	150%	143%	142%		174%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2040 Portfolio’s predecessor was the Madison Target Retirement 2040 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Annualized.
(e)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2040 Portfolio
	Class R Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.60	$9.06	$9.47	$10.07	$9.57		$9.77

Net investment income(b)	0.09	0.12	0.17	0.11	0.09		0.01

Net realized and unrealized gain (loss)	2.03	0.87	0.08	0.64	1.02		(0.21)

Total from investment operations	2.12	0.99	0.25	0.75	1.11		(0.20)

Distributions to shareholders from net investment income	(0.10)	(0.14)	(0.13)	(0.12)	(0.18)		—

Distributions to shareholders from net realized gains	(0.13)	(1.31)	(0.53)	(1.23)	(0.43)		—

Total distributions	(0.23)	(1.45)	(0.66)	(1.35)	(0.61)		—

Net asset value, end of period	$10.49	$8.60	$9.06	$9.47	$10.07		$9.57

Total return(c)	25.08%	11.90%	3.17%	8.02%	12.16%		(2.05)%

Net assets, end of period (in 000s)	$17	$14	$12	$36	$24		$10

Ratio of net expenses to average net assets(d)	0.74%	0.74%	0.86%	0.95%	0.97	%(e)	0.98	%(e)

Ratio of total expenses to average net assets(d)	3.63%	4.33%	4.30%	1.39%	1.42	%(e)	3.46	%(e)

Ratio of net investment income to average net assets	0.92%	1.46%	1.88%	1.16%	1.05	%(e)	0.77	%(e)

Portfolio turnover rate(f)	18%	30%	150%	143%	142%		174%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2045 Portfolio
	Class A Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.81	$10.68	$11.60	$11.01	$9.80		$10.00

Net investment income(b)	0.14	0.16	0.20	0.16	0.08		0.02

Net realized and unrealized gain (loss)	2.80	1.10	(0.04)	0.81	1.20		(0.22)

Total from investment operations	2.94	1.26	0.16	0.97	1.28		(0.20)

Distributions to shareholders from net investment income	(0.14)	(0.21)	(0.26)	(0.16)	(0.07)		—

Distributions to shareholders from net realized gains	—	(0.92)	(0.82)	(0.22)	—		—

Total distributions	(0.14)	(1.13)	(1.08)	(0.38)	(0.07)		—

Net asset value, end of period	$13.61	$10.81	$10.68	$11.60	$11.01		$9.80

Total return(c)	27.35%	12.26%	2.37%	9.02%	13.17%		(2.00)%

Net assets, end of period (in 000s)	$338	$221	$165	$106	$84		$10

Ratio of net expenses to average net assets(d)	0.48%	0.47%	0.52%	0.69%	0.71	%(e)	0.75	%(e)

Ratio of total expenses to average net assets(d)	3.25%	4.10%	4.91%	2.44%	5.43	%(e)	4.23	%(e)

Ratio of net investment income to average net assets	1.15%	1.62%	1.86%	1.42%	0.90	%(e)	1.02	%(e)

Portfolio turnover rate(f)	13%	23%	147%	145%	143%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2045 Portfolio
	Institutional Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.88	$10.74	$11.65	$11.04	$9.81		$10.00

Net investment income(b)	0.19	0.21	0.23	0.21	0.15		0.03

Net realized and unrealized gain (loss)	2.81	1.09	(0.02)	0.81	1.17		(0.22)

Total from investment operations	3.00	1.30	0.21	1.02	1.32		(0.19)

Distributions to shareholders from net investment income	(0.17)	(0.24)	(0.30)	(0.19)	(0.09)		—

Distributions to shareholders from net realized gains	—	(0.92)	(0.82)	(0.22)	—		—

Total distributions	(0.17)	(1.16)	(1.12)	(0.41)	(0.09)		—

Net asset value, end of period	$13.71	$10.88	$10.74	$11.65	$11.04		$9.81

Total return(c)	27.84%	12.63%	2.81%	9.40%	13.52%		(1.90)%

Net assets, end of period (in 000s)	$8,946	$6,999	$6,205	$11,472	$11,077		$9,756

Ratio of net expenses to average net assets(d)	0.10%	0.09%	0.16%	0.30%	0.32	%(e)	0.34	%(e)

Ratio of total expenses to average net assets(d)	2.91%	3.73%	4.09%	2.05%	3.82	%(e)	3.85	%(e)

Ratio of net investment income to average net assets	1.55%	2.02%	2.17%	1.83%	1.69	%(e)	1.43	%(e)

Portfolio turnover rate(f)	13%	23%	147%	145%	143%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2045 Portfolio
	Service Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.83	$10.69	$11.60	$11.00	$9.80		$10.00

Net investment income(b)	0.19	0.15	0.18	0.15	0.10		0.02

Net realized and unrealized gain (loss)	2.80	1.10	(0.02)	0.81	1.17		(0.22)

Total from investment operations	2.99	1.25	0.16	0.96	1.27		(0.20)

Distributions to shareholders from net investment income	(0.14)	(0.19)	(0.25)	(0.14)	(0.07)		—

Distributions to shareholders from net realized gains	—	(0.92)	(0.82)	(0.22)	—		—

Total distributions	(0.14)	(1.11)	(1.07)	(0.36)	(0.07)		—

Net asset value, end of period	$13.68	$10.83	$10.69	$11.60	$11.00		$9.80

Total return(c)	27.79%	12.18%	2.30%	8.83%	13.03%		(2.00)%

Net assets, end of period (in 000s)	$18	$14	$12	$12	$11		$10

Ratio of net expenses to average net assets(d)	0.10%	0.60%	0.64%	0.80%	0.81	%(e)	0.84	%(e)

Ratio of total expenses to average net assets(d)	3.40%	4.23%	4.93%	2.53%	4.30	%(e)	4.33	%(e)

Ratio of net investment income to average net assets	1.55%	1.51%	1.74%	1.33%	1.20	%(e)	0.93	%(e)

Portfolio turnover rate(f)	13%	23%	147%	145%	143%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Porfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2045 Portfolio
	Investor Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.85	$10.71	$11.62	$11.03	$9.80		$10.00

Net investment income(b)	0.17	0.25	0.22	0.19	0.10		0.02

Net realized and unrealized gain (loss)	2.80	1.04	(0.02)	0.80	1.21		(0.22)

Total from investment operations	2.97	1.29	0.20	0.99	1.31		(0.20)

Distributions to shareholders from net investment income	(0.15)	(0.23)	(0.29)	(0.18)	(0.08)		—

Distributions to shareholders from net realized gains	—	(0.92)	(0.82)	(0.22)	—		—

Total distributions	(0.15)	(1.15)	(1.11)	(0.40)	(0.08)		—

Net asset value, end of period	$13.67	$10.85	$10.71	$11.62	$11.03		$9.80

Total return(c)	27.62%	12.55%	2.71%	9.19%	13.48%		(2.00)%

Net assets, end of period (in 000s)	$277	$189	$857	$600	$97		$10

Ratio of net expenses to average net assets(d)	0.23%	0.22%	0.27%	0.44%	0.46	%(e)	0.49	%(e)

Ratio of total expenses to average net assets(d)	3.02%	3.91%	4.65%	2.18%	6.16	%(e)	3.97	%(e)

Ratio of net investment income to average net assets	1.42%	2.36%	2.10%	1.69%	1.13	%(e)	1.28	%(e)

Portfolio turnover rate(f)	13%	23%	147%	145%	143%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2045 Portfolio
	Class R6 Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.88	$10.73	$11.64	$11.04	$9.81		$10.00

Net investment income(b)	0.18	0.25	0.24	0.20	0.15		0.03

Net realized and unrealized gain (loss)	2.81	1.06	(0.03)	0.81	1.17		(0.22)

Total from investment operations	2.99	1.31	0.21	1.01	1.32		(0.19)

Distributions to shareholders from net investment income	(0.17)	(0.24)	(0.30)	(0.19)	(0.09)		—

Distributions to shareholders from net realized gains	—	(0.92)	(0.82)	(0.22)	—		—

Total distributions	(0.17)	(1.16)	(1.12)	(0.41)	(0.09)		—

Net asset value, end of period	$13.70	$10.88	$10.73	$11.64	$11.04		$9.81

Total return(c)	27.77%	12.74%	2.87%	9.34%	13.64%		(2.00)%

Net assets, end of period (in 000s)	$1,053	$320	$742	$270	$14		$10

Ratio of net expenses to average net assets(d)	0.08%	0.07%	0.09%	0.28%	0.31	%(e)	0.32	%(e)

Ratio of total expenses to average net assets(d)	2.75%	3.72%	4.63%	2.03%	4.00	%(e)	3.93	%(e)

Ratio of net investment income to average net assets	1.48%	2.46%	2.23%	1.72%	1.68	%(e)	1.45	%(e)

Portfolio turnover rate(f)	13%	23%	147%	145%	143%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2045 Portfolio
	Class R Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.80	$10.66	$11.58	$10.99	$9.79		$10.00

Net investment income(b)	0.11	0.14	0.20	0.13	0.09		0.01

Net realized and unrealized gain (loss)	2.79	1.09	(0.06)	0.81	1.17		(0.22)

Total from investment operations	2.90	1.23	0.14	0.94	1.26		(0.21)

Distributions to shareholders from net investment income	(0.11)	(0.17)	(0.24)	(0.13)	(0.06)		—

Distributions to shareholders from net realized gains	—	(0.92)	(0.82)	(0.22)	—		—

Total distributions	(0.11)	(1.09)	(1.06)	(0.35)	(0.06)		—

Net asset value, end of period	$13.59	$10.80	$10.66	$11.58	$10.99		$9.79

Total return(c)	26.98%	12.05%	2.10%	8.74%	12.98%		(2.10)%

Net assets, end of period (in 000s)	$17	$14	$12	$41	$29		$10

Ratio of net expenses to average net assets(d)	0.72%	0.73%	0.84%	0.94%	0.95	%(e)	0.99	%(e)

Ratio of total expenses to average net assets(d)	3.53%	4.36%	4.49%	2.68%	4.63	%(e)	4.48	%(e)

Ratio of net investment income to average net assets	0.93%	1.38%	1.84%	1.17%	1.07	%(e)	0.78	%(e)

Portfolio turnover rate(f)	13%	23%	147%	145%	143%		29%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2050 Portfolio
	Class A Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.71	$10.13	$10.69	$10.54	$9.80		$10.00

Net investment income(b)	0.12	0.14	0.18	0.14	0.12		0.02

Net realized and unrealized gain (loss)	2.50	1.04	(0.07)	0.84	1.21		(0.22)

Total from investment operations	2.62	1.18	0.11	0.98	1.33		(0.20)

Distributions to shareholders from net investment income	(0.10)	(0.17)	(0.17)	(0.16)	(0.19)		—

Distributions to shareholders from net realized gains	(0.18)	(1.43)	(0.50)	(0.67)	(0.40)		—

Total distributions	(0.28)	(1.60)	(0.67)	(0.83)	(0.59)		—

Net asset value, end of period	$12.05	$9.71	$10.13	$10.69	$10.54		$9.80

Total return(c)	27.50%	12.42%	1.51%	9.66%	14.21%		(2.00)%

Net assets, end of period (in 000s)	$618	$687	$359	$218	$49		$10

Ratio of net expenses to average net assets(d)	0.49%	0.48%	0.52%	0.70%	0.71	%(e)	0.74	%(e)

Ratio of total expenses to average net assets(d)	3.73%	3.82%	5.40%	1.57%	1.34	%(e)	6.30	%(e)

Ratio of net investment income to average net assets	1.14%	1.52%	1.81%	1.38%	1.38	%(e)	1.04	%(e)

Portfolio turnover rate(f)	16%	26%	171%	155%	139%		191%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2050 Portfolio
	Institutional Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.79	$10.19	$10.74	$10.56	$9.80		$10.00

Net investment income(b)	0.17	0.18	0.22	0.19	0.14		0.03

Net realized and unrealized gain (loss)	2.52	1.04	(0.07)	0.84	1.22		(0.23)

Total from investment operations	2.69	1.22	0.15	1.03	1.36		(0.20)

Distributions to shareholders from net investment income	(0.16)	(0.19)	(0.20)	(0.18)	(0.20)		—

Distributions to shareholders from net realized gains	(0.18)	(1.43)	(0.50)	(0.67)	(0.40)		—

Total distributions	(0.34)	(1.62)	(0.70)	(0.85)	(0.60)		—

Net asset value, end of period	$12.14	$9.79	$10.19	$10.74	$10.56		$9.80

Total return(c)	28.04%	12.88%	1.95%	10.10%	14.58%		(2.00)%

Net assets, end of period (in 000s)	$32	$21	$16	$12	$11		$10

Ratio of net expenses to average net assets(d)	0.11%	0.10%	0.14%	0.30%	0.32	%(e)	0.34	%(e)

Ratio of total expenses to average net assets(d)	3.26%	3.83%	4.87%	1.06%	1.63	%(e)	5.90	%(e)

Ratio of net investment income to average net assets	1.52%	1.99%	2.21%	1.81%	1.71	%(e)	1.44	%(e)

Portfolio turnover rate(f)	16%	26%	171%	155%	139%		191%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2050 Portfolio
	Service Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.74	$10.15	$10.70	$10.53	$9.79		$10.00

Net investment income(b)	0.17	0.14	0.17	0.14	0.10		0.02

Net realized and unrealized gain (loss)	2.50	1.03	(0.07)	0.83	1.22		(0.23)

Total from investment operations	2.67	1.17	0.10	0.97	1.32		(0.21)

Distributions to shareholders from net investment income	(0.13)	(0.15)	(0.15)	(0.13)	(0.18)		—

Distributions to shareholders from net realized gains	(0.18)	(1.43)	(0.50)	(0.67)	(0.40)		—

Total distributions	(0.31)	(1.58)	(0.65)	(0.80)	(0.58)		—

Net asset value, end of period	$12.10	$9.74	$10.15	$10.70	$10.53		$9.79

Total return(c)	27.92%	12.33%	1.41%	9.53%	14.18%		(2.10)%

Net assets, end of period (in 000s)	$18	$14	$12	$12	$11		$10

Ratio of net expenses to average net assets(d)	0.11%	0.61%	0.65%	0.80%	0.82	%(e)	0.83	%(e)

Ratio of total expenses to average net assets(d)	3.79%	4.42%	5.26%	1.56%	2.13	%(e)	6.40	%(e)

Ratio of net investment income to average net assets	1.53%	1.51%	1.71%	1.32%	1.21	%(e)	0.95	%(e)

Portfolio turnover rate(f)	16%	26%	171%	155%	139%		191%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2050 Portfolio
	Investor Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.76	$10.17	$10.72	$10.55	$9.80		$10.00

Net investment income(b)	0.15	0.24	0.20	0.18	0.11		0.02

Net realized and unrealized gain (loss)	2.52	0.96	(0.06)	0.83	1.24		(0.22)

Total from investment operations	2.67	1.20	0.14	1.01	1.35		(0.20)

Distributions to shareholders from net investment income	(0.14)	(0.18)	(0.19)	(0.17)	(0.20)		—

Distributions to shareholders from net realized gains	(0.18)	(1.43)	(0.50)	(0.67)	(0.40)		—

Total distributions	(0.32)	(1.61)	(0.69)	(0.84)	(0.60)		—

Net asset value, end of period	$12.11	$9.76	$10.17	$10.72	$10.55		$9.80

Total return(c)	27.88%	12.68%	1.80%	9.98%	14.42%		(2.00)%

Net assets, end of period (in 000s)	$192	$145	$998	$830	$156		$10

Ratio of net expenses to average net assets(d)	0.24%	0.22%	0.29%	0.45%	0.47	%(e)	0.48	%(e)

Ratio of total expenses to average net assets(d)	3.41%	5.91%	4.95%	1.21%	1.45	%(e)	6.04	%(e)

Ratio of net investment income to average net assets	1.40%	2.42%	2.06%	1.70%	1.31	%(e)	1.30	%(e)

Portfolio turnover rate(f)	16%	26%	171%	155%	139%		191%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2050 Portfolio
	Class R6 Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Year Ended October 31, 2016
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.80	$10.19	$10.74	$10.56	$9.80		$9.95

Net investment income(a)	0.17	0.19	0.20	0.19	0.14		0.20

Net realized and unrealized gain (loss)	2.51	1.05	(0.04)	0.84	1.22		0.11

Total from investment operations	2.68	1.24	0.16	1.03	1.36		0.31

Distributions to shareholders from net investment income	(0.16)	(0.20)	(0.21)	(0.18)	(0.20)		(0.16)

Distributions to shareholders from net realized gains	(0.18)	(1.43)	(0.50)	(0.67)	(0.40)		(0.30)

Total distributions	(0.34)	(1.63)	(0.71)	(0.85)	(0.60)		(0.46)

Net asset value, end of period	$12.14	$9.80	$10.19	$10.74	$10.56		$9.80

Total return(b)	27.92%	13.01%	1.96%	10.11%	14.59%		3.37%

Net assets, end of period (in 000s)	$8,063	$6,201	$5,786	$29,481	$26,154		$21,657

Ratio of net expenses to average net assets(c)	0.09%	0.08%	0.21%	0.29%	0.30	%(d)	0.31%

Ratio of total expenses to average net assets(c)	3.27%	3.92%	3.02%	1.06%	1.58	%(d)	1.45%

Ratio of net investment income to average net assets	1.55%	2.05%	1.94%	1.82%	1.71	%(d)	2.07%

Portfolio turnover rate(e)	16%	26%	171%	155%	139%		191%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2050 Portfolio’s predecessor was the Madison Target Retirement 2050 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Annualized.
(e)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2050 Portfolio
	Class R Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.73	$10.14	$10.69	$10.52	$9.79		$10.00

Net investment income(b)	0.10	0.13	0.16	0.12	0.09		0.02

Net realized and unrealized gain (loss)	2.49	1.03	(0.07)	0.83	1.22		(0.23)

Total from investment operations	2.59	1.16	0.09	0.95	1.31		(0.21)

Distributions to shareholders from net investment income	(0.10)	(0.14)	(0.14)	(0.11)	(0.18)		—

Distributions to shareholders from net realized gains	(0.18)	(1.43)	(0.50)	(0.67)	(0.40)		—

Total distributions	(0.28)	(1.57)	(0.64)	(0.78)	(0.58)		—

Net asset value, end of period	$12.04	$9.73	$10.14	$10.69	$10.52		$9.79

Total return(c)	27.10%	12.22%	1.25%	9.38%	14.02%		2.10%

Net assets, end of period (in 000s)	$18	$14	$12	$12	$11		$10

Ratio of net expenses to average net assets(d)	0.73%	0.74%	0.80%	0.96%	0.98	%(e)	0.98	%(e)

Ratio of total expenses to average net assets(d)	3.91%	4.54%	5.40%	1.71%	2.29	%(e)	6.54	%(e)

Ratio of net investment income to average net assets	0.91%	1.38%	1.57%	1.16%	1.05	%(e)	0.80	%(e)

Portfolio turnover rate(f)	16%	26%	171%	155%	139%		191%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2055 Portfolio
	Class A Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended, October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.47	$10.57	$11.86	$11.16	$9.79		$10.00

Net investment income(b)	0.14	0.16	0.19	0.16	0.09		0.02

Net realized and unrealized gain (loss)	2.70	1.10	(0.17)	0.98	1.36		(0.23)

Total from investment operations	2.84	1.26	0.02	1.14	1.45		(0.21)

Distributions to shareholders from net investment income	(0.13)	(0.20)	(0.26)	(0.16)	(0.08)		—

Distributions to shareholders from net realized gains	—	(1.16)	(1.05)	(0.28)	—		—

Total distributions	(0.13)	(1.36)	(1.31)	(0.44)	(0.08)		—

Net asset value, end of period	$13.18	$10.47	$10.57	$11.86	$11.16		$9.79

Total return(c)	27.32%	12.61%	1.39%	10.37%	14.90%		(2.10)%

Net assets, end of period (in 000s)	$330	$199	$162	$118	$87		$10

Ratio of net expenses to average net assets(d)	0.48%	0.47%	0.52%	0.69%	0.71	%(e)	0.75	%(e)

Ratio of total expenses to average net assets(d)	3.38%	4.27%	5.15%	2.46%	4.43	%(e)	4.23	%(e)

Ratio of net investment income to average net assets	1.15%	1.64%	1.80%	1.38%	1.01	%(e)	1.02	%(e)

Portfolio turnover rate(f)	12%	23%	148%	177%	182%		34%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2055 Portfolio
	Institutional Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.54	$10.63	$11.92	$11.20	$9.80		$10.00

Net investment income(b)	0.18	0.20	0.23	0.21	0.15		0.03

Net realized and unrealized gain (loss)	2.72	1.10	(0.17)	0.98	1.34		(0.23)

Total from investment operations	2.90	1.30	0.06	1.19	1.49		(0.20)

Distributions to shareholders from net investment income	(0.16)	(0.23)	(0.30)	(0.19)	(0.09)		—

Distributions to shareholders from net realized gains	—	(1.16)	(1.05)	(0.28)	—		—

Total distributions	(0.16)	(1.39)	(1.35)	(0.47)	(0.09)		—

Net asset value, end of period	$13.28	$10.54	$10.63	$11.92	$11.20		$9.80

Total return(c)	27.78%	12.96%	1.73%	10.82%	15.32%		(2.00)%

Net assets, end of period (in 000s)	$8,847	$6,921	$6,125	$11,811	$11,242		$9,748

Ratio of net expenses to average net assets(d)	0.10%	0.09%	0.17%	0.30%	0.32	%(e)	0.34	%(e)

Ratio of total expenses to average net assets(d)	3.05%	3.89%	4.28%	2.05%	3.78	%(e)	3.85	%(e)

Ratio of net investment income to average net assets	1.54%	2.02%	2.11%	1.80%	1.70	%(e)	1.43	%(e)

Portfolio turnover rate(f)	12%	23%	148%	177%	182%		34%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2055 Portfolio
	Service Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended, October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.48	$10.59	$11.87	$11.16	$9.79		$10.00

Net investment income(b)	0.18	0.15	0.18	0.15	0.11		0.02

Net realized and unrealized gain (loss)	2.72	1.09	(0.16)	0.98	1.33		(0.23)

Total from investment operations	2.90	1.24	0.02	1.13	1.44		(0.21)

Distributions to shareholders from net investment income	(0.13)	(0.19)	(0.25)	(0.14)	(0.07)		—

Distributions to shareholders from net realized gains	—	(1.16)	(1.05)	(0.28)	—		—

Total distributions	(0.13)	(1.35)	(1.30)	(0.42)	(0.07)		—

Net asset value, end of period	$13.25	$10.48	$10.59	$11.87	$11.16		$9.79

Total return(c)	27.87%	12.31%	1.33%	10.27%	14.83%		(2.10)%

Net assets, end of period (in 000s)	$18	$14	$13	$12	$11		$10

Ratio of net expenses to average net assets(d)	0.10%	0.60%	0.65%	0.79%	0.81	%(e)	0.84	%(e)

Ratio of total expenses to average net assets(d)	3.54%	4.39%	5.18%	2.52%	4.26	%(e)	4.33	%(e)

Ratio of net investment income to average net assets	1.54%	1.52%	1.70%	1.31%	1.20	%(e)	0.92	%(e)

Portfolio turnover rate(f)	12%	23%	148%	177%	182%		34%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2055 Portfolio
	Investor Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended, October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.50	$10.60	$11.89	$11.19	$9.79		$10.00

Net investment income(b)	0.17	0.23	0.22	0.19	0.07		0.02

Net realized and unrealized gain (loss)	2.72	1.05	(0.17)	0.98	1.42		(0.23)

Total from investment operations	2.89	1.28	0.05	1.17	1.49		(0.21)

Distributions to shareholders from net investment income	(0.15)	(0.22)	(0.29)	(0.19)	(0.09)		—

Distributions to shareholders from net realized gains	—	(1.16)	(1.05)	(0.28)	—		—

Total distributions	(0.15)	(1.38)	(1.34)	(0.47)	(0.09)		—

Net asset value, end of period	$13.24	$10.50	$10.60	$11.89	$11.19		$9.79

Total return(c)	27.73%	12.77%	1.65%	10.62%	15.16%		(2.00)%

Net assets, end of period (in 000s)	$403	$274	$723	$509	$101		$10

Ratio of net expenses to average net assets(d)	0.23%	0.22%	0.27%	0.44%	0.46	%(e)	0.49	%(e)

Ratio of total expenses to average net assets(d)	3.16%	4.09%	4.91%	2.19%	6.85	%(e)	3.97	%(e)

Ratio of net investment income to average net assets	1.39%	2.26%	2.07%	1.64%	0.77	%(e)	1.28	%(e)

Portfolio turnover rate(f)	12%	23%	148%	177%	182%		34%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2055 Portfolio
	Class R6 Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended, October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.57	$10.63	$11.92	$11.20	$9.80		$10.00

Net investment income(b)	0.17	0.43	0.24	0.20	0.15		0.03

Net realized and unrealized gain (loss)	2.75	0.87	(0.18)	0.99	1.34		(0.23)

Total from investment operations	2.92	1.30	0.06	1.19	1.49		(0.20)

Distributions to shareholders from net investment income	(0.17)	(0.20)	(0.30)	(0.19)	(0.09)		—

Distributions to shareholders from net realized gains	—	(1.16)	(1.05)	(0.28)	—		—

Total distributions	(0.17)	(1.36)	(1.35)	(0.47)	(0.09)		—

Net asset value, end of period	$13.32	$10.57	$10.63	$11.92	$11.20		$9.80

Total return(c)	27.83%	12.95%	1.80%	10.85%	15.32%		(2.00)%

Net assets, end of period (in 000s)	$357	$35	$394	$161	$27		$10

Ratio of net expenses to average net assets(d)	0.09%	0.07%	0.09%	0.28%	0.29	%(e)	0.32	%(e)

Ratio of total expenses to average net assets(d)	2.73%	3.95%	4.92%	2.01%	3.99	%(e)	3.92	%(e)

Ratio of net investment income to average net assets	1.40%	4.12%	2.23%	1.76%	1.68	%(e)	1.45	%(e)

Portfolio turnover rate(f)	12%	23%	148%	177%	182%		34%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2055 Portfolio
	Class R Shares
	Year Ended August 31,				Period November 1, 2016 – August 31, 2017*		Period Ended, October 31, 2016(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.43	$10.54	$11.82	$11.15	$9.79		$10.00

Net investment income(b)	0.10	0.14	0.19	0.12	0.09		0.01

Net realized and unrealized gain (loss)	2.69	1.08	(0.18)	0.98	1.34		(0.22)

Total from investment operations	2.79	1.22	0.01	1.10	1.43		(0.21)

Distributions to shareholders from net investment income	(0.12)	(0.17)	(0.24)	(0.15)	(0.07)		—

Distributions to shareholders from net realized gains	—	(1.16)	(1.05)	(0.28)	—		—

Total distributions	(0.12)	(1.33)	(1.29)	(0.43)	(0.07)		—

Net asset value, end of period	$13.10	$10.43	$10.54	$11.82	$11.15		$9.79

Total return(c)	26.97%	12.22%	1.20%	10.09%	14.66%		(2.10)%

Net assets, end of period (in 000s)	$36	$14	$13	$38	$11		$10

Ratio of net expenses to average net assets(d)	0.73%	0.73%	0.84%	0.94%	0.97	%(e)	0.99	%(e)

Ratio of total expenses to average net assets(d)	3.63%	4.52%	4.72%	2.67%	4.42	%(e)	4.48	%(e)

Ratio of net investment income to average net assets	0.81%	1.39%	1.75%	1.06%	1.05	%(e)	0.77	%(e)

Portfolio turnover rate(f)	12%	23%	148%	177%	182%		34%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations on August 22, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2060 Portfolio
	Class A Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.55	$10.41	$10.45	$10.00

Net investment income(b)	0.15	0.15	0.19	0.05

Net realized and unrealized gain (loss)	2.97	1.21	(0.10)	0.40

Total from investment operations	3.12	1.36	0.09	0.45

Distributions to shareholders from net investment income	(0.15)	(0.22)	(0.10)	—

Distributions to shareholders from net realized gains	(0.07)	—	(0.03)	—

Total distributions	(0.22)	(0.22)	(0.13)	—

Net asset value, end of period	$14.45	$11.55	$10.41	$10.45

Total return(c)	27.30%	13.12%	0.96%	4.50%

Net assets, end of period (in 000s)	$97	$44	$20	$10

Ratio of net expenses to average net assets(d)	0.48%	0.48%	0.50%	0.69	%(e)

Ratio of total expenses to average net assets(d)	2.82%	4.06%	6.73%	8.72	%(e)

Ratio of net investment income to average net assets	1.12%	1.47%	1.84%	1.44	%(e)

Portfolio turnover rate(f)	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

	Goldman Sachs Target Date 2060 Portfolio
	Institutional Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.59	$10.43	$10.46	$10.00

Net investment income(b)	0.20	0.21	0.22	0.06

Net realized and unrealized gain (loss)	2.98	1.20	(0.09)	0.40

Total from investment operations	3.18	1.41	0.13	0.46

Distributions to shareholders from net investment income	(0.18)	(0.25)	(0.13)	—

Distributions to shareholders from net realized gains	(0.07)	—	(0.03)	—

Total distributions	(0.25)	(0.25)	(0.16)	—

Net asset value, end of period	$14.52	$11.59	$10.43	$10.46

Total return(c)	27.80%	13.60%	1.36%	4.60%

Net assets, end of period (in 000s)	$15	$12	$11	$10

Ratio of net expenses to average net assets(d)	0.10%	0.09%	0.14%	0.30	%(e)

Ratio of total expenses to average net assets(d)	2.51%	3.68%	6.56%	8.34	%(e)

Ratio of net investment income to average net assets	1.54%	2.00%	2.18%	1.84	%(e)

Portfolio turnover rate(f)	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2060 Portfolio
	Service Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.55	$10.40	$10.44	$10.00

Net investment income(b)	0.20	0.16	0.17	0.05

Net realized and unrealized gain (loss)	2.98	1.19	(0.09)	0.39

Total from investment operations	3.18	1.35	0.08	0.44

Distributions to shareholders from net investment income	(0.15)	(0.20)	(0.09)	—

Distributions to shareholders from net realized gains	(0.07)	—	(0.03)	—

Total distributions	(0.22)	(0.20)	(0.12)	—

Net asset value, end of period	$14.51	$11.55	$10.40	$10.44

Total return(c)	27.80%	13.02%	0.89%	4.40%

Net assets, end of period (in 000s)	$15	$12	$11	$10

Ratio of net expenses to average net assets(d)	0.10%	0.59%	0.64%	0.80	%(e)

Ratio of total expenses to average net assets(d)	3.01%	4.19%	7.06%	8.82	%(e)

Ratio of net investment income to average net assets	1.54%	1.50%	1.68%	1.34	%(e)

Portfolio turnover rate(f)	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2060 Portfolio
	Investor Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.58	$10.43	$10.46	$10.00

Net investment income(b)	0.18	0.20	0.21	0.06

Net realized and unrealized gain (loss)	2.98	1.19	(0.09)	0.40

Total from investment operations	3.16	1.39	0.12	0.46

Distributions to shareholders from net investment income	(0.17)	(0.24)	(0.12)	—

Distributions to shareholders from net realized gains	(0.07)	—	(0.03)	—

Total distributions	(0.24)	(0.24)	(0.15)	—

Net asset value, end of period	$14.50	$11.58	$10.43	$10.46

Total return(c)	27.59%	13.48%	1.15%	4.60%

Net assets, end of period (in 000s)	$15	$12	$11	$10

Ratio of net expenses to average net assets(d)	0.23%	0.22%	0.28%	0.44	%(e)

Ratio of total expenses to average net assets(d)	2.64%	3.82%	6.70%	8.48	%(e)

Ratio of net investment income to average net assets	1.41%	1.87%	2.04%	1.69	%(e)

Portfolio turnover rate(f)	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2060 Portfolio
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.59	$10.43	$10.46	$10.00

Net investment income(b)	0.20	0.21	0.23	0.06

Net realized and unrealized gain (loss)	2.98	1.21	(0.10)	0.40

Total from investment operations	3.18	1.42	0.13	0.46

Distributions to shareholders from net investment income	(0.18)	(0.26)	(0.13)	—

Distributions to shareholders from net realized gains	(0.07)	—	(0.03)	—

Total distributions	(0.25)	(0.26)	(0.16)	—

Net asset value, end of period	$14.52	$11.59	$10.43	$10.46

Total return(c)	27.82%	13.62%	1.37%	4.60%

Net assets, end of period (in 000s)	$11,038	$8,515	$7,465	$5,178

Ratio of net expenses to average net assets(d)	0.08%	0.07%	0.11%	0.28	%(e)

Ratio of total expenses to average net assets(d)	2.51%	3.69%	6.49%	8.33	%(e)

Ratio of net investment income to average net assets	1.56%	2.02%	2.24%	1.86	%(e)

Portfolio turnover rate(f)	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2060 Portfolio
	Class R Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.54	$10.39	$10.44	$10.00

Net investment income(b)	0.12	0.14	0.16	0.04

Net realized and unrealized gain (loss)	2.96	1.20	(0.10)	0.40

Total from investment operations	3.08	1.34	0.06	0.44

Distributions to shareholders from net investment income	(0.11)	(0.19)	(0.08)	—

Distributions to shareholders from net realized gains	(0.07)	—	(0.03)	—

Total distributions	(0.18)	(0.19)	(0.11)	—

Net asset value, end of period	$14.44	$11.54	$10.39	$10.44

Total return(c)	26.96%	12.90%	0.68%	4.40%

Net assets, end of period (in 000s)	$15	$12	$11	$10

Ratio of net expenses to average net assets(d)	0.73%	0.72%	0.78%	0.94	%(e)

Ratio of total expenses to average net assets(d)	3.15%	4.33%	7.20%	8.96	%(e)

Ratio of net investment income to average net assets	0.91%	1.37%	1.55%	1.19	%(e)

Portfolio turnover rate(f)	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements

August 31, 2021

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, Institutional, Service, Investor, R6, R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Service, Investor, Class R6 and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to primarily invest in shares of exchange-traded funds (“ETFs”) and/or mutual funds for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter as well as unaffiliated ETFs and mutual funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolios and underlying funds (“Underlying Funds”) is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is

GOLDMAN SACHS TARGET DATE PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include other investment companies and ETFs Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2021:

TARGET DATE RETIREMENT PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$8,185,434	$—	$—

Investment Company	85,954	—	—

Total	$8,271,388	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(4,322)	$—	$—

TARGET DATE 2025 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$9,534,848	$—	$—

Investment Company	126,871	—	—

Total	$9,661,719	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TARGET DATE 2025 PORTFOLIO (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(a)

Futures Contracts	$(7,298)	$—	$—

TARGET DATE 2030 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$6,605,230	$—	$—

Investment Company	73,192	—	—

Total	$6,678,422	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(4,322)	$—	$—

TARGET DATE 2035 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$8,394,408	$—	$—

Investment Company	115,566	—	—

Total	$8,509,974	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(7,298)	$—	$—

TARGET DATE 2040 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$10,071,181	$—	$—

Investment Company	44,072	—	—

Total	$10,115,253	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(7,298)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TARGET DATE 2045 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$10,425,566	$—	$—

Investment Company	83,640	—	—

Total	$10,509,206	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(7,298)	$—	$—

TARGET DATE 2050 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$8,815,146	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(7,298)	$—	$—

TARGET DATE 2055 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$9,791,387	$—	$—

Investment Company	71,180	—	—

Total	$9,862,567	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(7,298)	$—	$—

TARGET DATE 2060 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$10,985,272	$—	$—

Investment Company	61,552	—	—

Total	$11,046,824	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TARGET DATE 2060 PORTFOLIO (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(a)

Futures Contracts	$(9,031)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2021. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Target Date Retirement Portfolio
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(4,322)	(a)

Target Date 2025 Portfolio
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(7,298)	(a)

Target Date 2030 Portfolio
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(4,322)	(a)

Target Date 2035 Portfolio
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(7,298)	(a)

Target Date 2040 Portfolio
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(7,298)	(a)

Target Date 2045 Portfolio
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(7,298)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

Target Date 2050 Portfolio
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(7,298)	(a)

Target Date 2055 Portfolio
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(7,298)	(a)

Target Date 2060 Portfolio
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(9,031)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Target Date Retirement Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$86,478	$(53,063)

Target Date 2025 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$55,785	$(32,279)

Target Date 2030 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$50,850	$(13,407)

Target Date 2035 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$94,546	$(25,468)

GOLDMAN SACHS TARGET DATE PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES (continued)

Target Date 2040 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$94,551	$(25,468)

Target Date 2045 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$111,055	(47,310)

Target Date 2050 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$128,951	$(53,043)

Target Date 2055 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$129,036	$(53,043)

Target Date 2060 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$127,884	$(54,776)

For the year ended August 31, 2021, the relevant values for each derivative type was as follows:

Futures contracts long
Portfolio	Average Notional Par or Face Amount(a)
Target Date Retirement	2
Target Date 2025	2
Target Date 2030	1
Target Date 2035	3
Target Date 2040	2
Target Date 2045	3

(a)	Averages are based on activity levels during the period for which the amounts are outstanding.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

Futures contracts long
Portfolio	Average Notional Par or Face Amount(a)
Target Date 2050	3
Target Date 2055	3
Target Date 2060	3

(a)	Averages are based on activity levels during the period for which the amounts are outstanding.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Portfolio’s average daily net assets.

For the fiscal year ended August 31, 2021, contractual and effective net management fees with GSAM for Target Date Retirement, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, Target Date 2055 and Target Date 2060 Portfolios were at the following rates:

	Contractual Management Rate			Effective Rate	Effective Net Management
Portfolio	First $2 billion	Next $3 billion	Over $5 billion
Target Date Retirement	0.25%	0.23%	0.21%	0.25%	0.07%
Target Date 2025	0.25	0.23	0.21	0.25	0.06
Target Date 2030	0.25	0.23	0.21	0.25	0.06
Target Date 2035	0.25	0.23	0.21	0.25	0.06
Target Date 2040	0.25	0.23	0.21	0.25	0.05
Target Date 2045	0.25	0.23	0.21	0.25	0.04
Target Date 2050	0.25	0.23	0.21	0.25	0.04
Target Date 2055	0.25	0.23	0.21	0.25	0.04
Target Date 2060	0.25	0.23	0.21	0.25	0.04
*	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Portfolios invest in Class R6 Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), as well as various Goldman Sachs ETFs, all of which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolios in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Portfolios invest. In addition, the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective rate of 0.19% as an annual percentage of average daily net assets of each Portfolio. These arrangements will remain in effect through at least December 29, 2021, and prior to such date the Investment

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Adviser may not terminate the arrangements without the approval of the Board of Trustees. For the fiscal year ended August 31, 2021, the management fee waived by GSAM for each Portfolio was as follows:

Portfolio	Management Fee Waived
Target Date Retirement	$9,650
Target Date 2025	11,209
Target Date 2030	7,437
Target Date 2035	10,360
Target Date 2040	12,670
Target Date 2045	13,592
Target Date 2050	11,590
Target Date 2055	12,750
Target Date 2060	14,525

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each Portfolio, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as applicable, as set forth below.

The Trust, on behalf of Service Shares of each applicable Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Portfolios, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class R*	Service**
Distribution and/or Service Plan	0.25%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

**	Effective September 1, 2020, Goldman Sachs implemented a voluntary temporary fee waiver equal to 0.25% of the Service Fees on the Service Shares of the Portfolios. Such voluntary waiver may be discontinued or modified at any time without notice.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. For the fiscal year ended August 31, 2021, Goldman Sachs retained the following amounts:

Front End Sales Charge
Portfolio	Class A
Target Date Retirement	$39
Target Date 2025	726
Target Date 2030	378
Target Date 2035	119
Target Date 2040	99
Target Date 2045	49
Target Date 2050	321
Target Date 2055	260
Target Date 2060	92

D.  Shareholder Administration Plan — The Trust, on behalf of the Portfolios, has adopted a Shareholder Administration Plan to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of shareholder administration services to their customers who are beneficial owners of such shares. The Shareholder Administration Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Service Shares of the Portfolios. Effective September 1, 2020, Goldman Sachs implemented a voluntary temporary fee waiver equal to 0.25% of the Shareholder Administration Fees on the Service Shares of the Portfolios. Such voluntary waiver may be discontinued or modified at any time without notice.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of each Portfolio through at least December 29, 2021 and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets is 0.024% for each of the Target Date Retirement, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios and 0.014% for each of the Target Date 2025, Target Date 2035, Target Date 2045, Target Date 2055 and Target Date 2060 Portfolios. These Other Expense limitations will remain in place through at least December 29, 2021, and prior to such date, GSAM may not terminate the arrangements without the approval of the

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Transfer Agency Waivers/Credits	Shareholder Service Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Target Date Retirement	$14,368	$725	67	$240,219	$255,379
Target Date 2025	16,527	73	70	237,913	254,583
Target Date 2030	7,437	416	72	234,750	242,675
Target Date 2035	15,030	24	75	237,429	252,558
Target Date 2040	17,979	842	77	236,794	255,692
Target Date 2045	19,113	70	78	238,210	257,471
Target Date 2050	16,359	713	79	235,735	252,886
Target Date 2055	17,974	19	80	237,800	255,873
Target Date 2060	20,457	976	67	218,681	240,181

G.  Line of Credit Facility — As of August 31, 2021, the Portfolios participated in a $1,000,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other portfolios of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2021, the Portfolios did not have any borrowings under the facility. Prior to April 26, 2021, the facility was $700,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2021, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Portfolios.

The tables below shows the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2021:

Target Date Retirement Portfolio
Underlying Fund	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$91,759	$—	$—	$—	$2,153	$93,912	1,864	$4,248
Goldman Sachs Access Inflation Protected USD Bond ETF	426,987	90,486	—	—	14,070	531,543	9,080	13,716
Goldman Sachs Access Investment Grade Corporate Bond ETF	1,659,940	—	(598,388)	88,040	(88,012)	1,061,580	19,235	29,170

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date Retirement Portfolio (continued)
Underlying Fund	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs Access U.S. Aggregate Bond ETF	$—	$2,169,399	$—	$—	$(22,271)	$2,147,128	43,479	$12,125
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	263,378	—	(75,170)	18,784	32,001	238,993	6,103	5,115
Goldman Sachs ActiveBeta International Equity ETF	598,023	150,006	—	—	171,461	919,490	25,720	16,811
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	1,388,969	—	(747,666)	176,414	55,110	872,827	9,601	11,674
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	173,691	59,949	(198,132)	43,844	38,449	117,801	1,814	1,512
Goldman Sachs Financial Square Government Fund — Class R6	304,119	839,852	(1,058,017)	—	—	85,954	85,954	31
Goldman Sachs MarketBeta U.S. Equity ETF	—	871,523	(49,896)	3,069	195,596	1,020,292	16,172	8,470

Total	$4,906,866	$4,181,215	$(2,727,269)	$330,151	$398,557	$7,089,520		$102,872

Target Date 2025 Portfolio
Underlying Fund	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$83,932	$—	$—	$—	$1,969	$85,901	1,705	$3,886
Goldman Sachs Access Inflation Protected USD Bond ETF	453,720	135,002	—	—	16,230	604,952	10,334	15,632
Goldman Sachs Access Investment Grade Corporate Bond ETF	1,470,898	140,062	(498,694)	77,351	(74,834)	1,114,783	20,199	27,793
Goldman Sachs Access U.S. Aggregate Bond ETF	—	2,237,868	—	—	(20,517)	2,217,351	44,901	12,276
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	313,365	—	(49,652)	10,982	45,399	320,094	8,174	6,279
Goldman Sachs ActiveBeta International Equity ETF	992,974	49,511	(78,767)	8,515	235,295	1,207,528	33,777	22,690
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	2,082,712	—	(1,263,757)	287,844	14,030	1,120,829	12,329	15,835
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	219,460	—	(197,291)	47,271	49,011	118,451	1,824	1,791

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2025 Portfolio (continued)
Underlying Fund	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs Financial Square Government Fund — Class R6	$67,738	$1,788,195	$(1,729,062)	$—	$—	$126,871	126,871	$30
Goldman Sachs MarketBeta U.S. Equity ETF	—	1,130,250	(23,744)	2,210	256,236	1,364,952	21,635	11,089

Total	$5,684,799	$5,480,888	$(3,840,967)	$434,173	$522,819	$8,281,712		$117,301

Target Date 2030 Portfolio
Underlying Fund	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$56,414	$—	$—	$—	$1,324	$57,738	1,146	$2,612
Goldman Sachs Access Inflation Protected USD Bond ETF	284,715	96,255	—	—	10,370	391,340	6,685	9,893
Goldman Sachs Access Investment Grade Corporate Bond ETF	790,669	89,921	(279,266)	42,449	(39,939)	603,834	10,941	14,915
Goldman Sachs Access U.S. Aggregate Bond ETF	—	1,307,637	—	—	(8,417)	1,299,220	26,309	6,704
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	200,745	16,039	—	—	34,819	251,603	6,425	4,190
Goldman Sachs ActiveBeta International Equity ETF	702,580	94,949	—	—	180,519	978,048	27,358	17,185
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	1,528,424	65,811	(872,336)	222,194	22,099	966,192	10,628	11,754
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	76,440	39,613	(60,020)	6,670	32,369	95,072	1,464	879
Goldman Sachs Financial Square Government Fund — Class R6	74,394	1,584,343	(1,585,545)	—	—	73,192	73,192	26
Goldman Sachs MarketBeta U.S. Equity ETF	—	924,012	(79,930)	3,510	212,446	1,060,038	16,802	8,945

Total	$3,714,381	$4,218,580	$(2,877,097)	$274,823	$445,590	$5,776,277		$77,103

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2035 Portfolio
Underlying Fund	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$82,948	$—	$—	$—	$1,946	$84,894	1,685	$3,840
Goldman Sachs Access Inflation Protected USD Bond ETF	416,613	21,145	(113,383)	9,158	(265)	333,268	5,693	9,407
Goldman Sachs Access Investment Grade Corporate Bond ETF	944,543	69,844	(548,199)	82,600	(80,887)	467,901	8,478	13,013
Goldman Sachs Access U.S. Aggregate Bond ETF	—	982,691	—	—	(4,757)	977,934	19,803	4,978
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	336,694	—	—	—	59,488	396,182	10,117	7,027
Goldman Sachs ActiveBeta International Equity ETF	1,208,787	49,269	—	—	308,902	1,566,958	43,831	29,440
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	2,659,314	—	(1,548,366)	388,149	31,282	1,530,379	16,834	21,007
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	103,446	49,743	—	—	64,230	217,419	3,348	1,487
Goldman Sachs Financial Square Government Fund — Class R6	47,156	1,206,772	(1,138,362)	—	—	115,566	115,566	26
Goldman Sachs MarketBeta U.S. Equity ETF	—	1,448,050	(44,484)	4,482	367,052	1,775,100	28,136	15,574

Total	$5,799,501	$3,827,514	$(3,392,794)	$484,389	$746,991	$7,465,601		$105,799

Target Date 2040 Portfolio
Underlying Fund	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$104,657	$—	$—	$—	$2,455	$107,112	2,126	$4,845
Goldman Sachs Access Inflation Protected USD Bond ETF	272,289	—	(155,103)	11,384	(8,914)	119,656	2,044	3,873
Goldman Sachs Access Investment Grade Corporate Bond ETF	597,634	—	(460,069)	68,995	(67,150)	139,410	2,526	7,356
Goldman Sachs Access U.S. Aggregate Bond ETF	—	284,983	—	—	402	285,385	5,779	1,120
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	461,927	103,759	—	—	85,780	651,466	16,636	10,589

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2040 Portfolio (continued)
Underlying Fund	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs ActiveBeta International Equity ETF	$1,535,398	$368,176	$—	$—	$423,358	$2,326,932	65,089	$41,277
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	2,527,838	—	(699,140)	179,423	390,449	2,398,570	26,384	26,587
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	239,790	69,037	—	—	136,986	445,813	6,865	3,122
Goldman Sachs Financial Square Government Fund — Class R6	—	1,018,556	(974,484)	—	—	44,072	44,072	19
Goldman Sachs MarketBeta U.S. Equity ETF	829,549	1,169,375	—	—	516,033	2,514,957	39,863	23,260

Total	$6,569,082	$3,013,886	$(2,288,796)	$259,802	$1,479,399	$9,033,373		$122,048

Target Date 2045 Portfolio
Underlying Funds	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$147,189	$—	$(69,714)	$4,041	$(804)	$80,712	1,602	$4,979
Goldman Sachs Access Inflation Protected USD Bond ETF	22,971	—	(22,894)	627	(704)	—	—	111
Goldman Sachs Access Investment Grade Corporate Bond ETF	56,912	59,790	(119,111)	5,177	(2,768)	—	—	468
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	610,155	—	—	—	107,804	717,959	18,334	12,734
Goldman Sachs ActiveBeta International Equity ETF	1,774,516	303,458	—	—	471,645	2,549,619	71,318	45,824
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	2,771,866	25,982	(790,287)	197,658	414,898	2,620,117	28,821	28,415
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	302,705	70,036	—	—	158,598	531,339	8,182	3,596
Goldman Sachs Financial Square Government Fund — Class R6	84,073	1,017,491	(1,017,924)	—	—	83,640	83,640	25
Goldman Sachs MarketBeta U.S. Equity ETF	977,910	1,186,602	—	—	585,329	2,749,841	43,586	27,066

Total	$6,748,297	$2,663,359	$(2,019,930)	$207,503	$1,733,998	$9,333,227		$123,218

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2050 Portfolio
Underlying Fund	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$135,276	$—	$(59,769)	$3,464	$(476)	$78,495	1,558	$4,689
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	565,161	20,092	(79,844)	13,029	82,590	601,028	15,348	10,969
Goldman Sachs ActiveBeta International Equity ETF	1,655,358	132,876	(50,244)	1,976	415,330	2,155,296	60,288	39,570
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	2,552,905	—	(845,305)	212,494	324,474	2,244,568	24,690	25,065
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	263,961	69,760	(50,036)	3,782	128,084	415,551	6,399	2,889
Goldman Sachs Financial Square Government Fund — Class R6	107,424	644,046	(751,470)	—	—	—	—	20
Goldman Sachs MarketBeta U.S. Equity ETF	907,795	919,383	—	—	486,332	2,313,510	36,670	23,518

Total	$6,187,880	$1,786,157	$(1,836,668)	$234,745	$1,436,334	$7,808,448		$106,720

Target Date 2055 Portfolio
Underlying Fund	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$137,737	$—	$(64,741)	$3,753	$(722)	$76,027	1,509	$4,672
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	601,403	—	(30,196)	5,163	99,805	676,175	17,267	12,382
Goldman Sachs ActiveBeta International Equity ETF	1,737,297	201,975	—	—	449,543	2,388,815	66,820	43,017
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	2,655,007	—	(770,111)	192,715	389,686	2,467,297	27,140	27,093
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	302,836	45,641	—	—	150,328	498,805	7,681	3,393
Goldman Sachs Financial Square Government Fund — Class R6	120,710	838,884	(888,414)	—	—	71,180	71,180	31
Goldman Sachs MarketBeta U.S. Equity ETF	951,519	1,093,806	—	—	536,444	2,581,769	40,922	25,655

Total	$6,506,509	$2,180,306	$(1,753,462)	$201,631	$1,625,084	$8,760,068		$116,243

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2060 Portfolio
Underlying Fund	Market Value as of 8/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2021	Shares as of 8/31/2021	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$145,909	$—	$(49,825)	$2,888	$381	$99,353	1,972	$5,443
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	662,605	—	—	—	117,071	779,676	19,910	13,828
Goldman Sachs ActiveBeta International Equity ETF	2,005,331	172,829	—	—	516,317	2,694,477	75,370	49,218
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	3,175,261	27,358	(1,099,940)	283,331	386,018	2,772,028	30,492	31,374
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	355,366	—	—	—	173,570	528,936	8,145	3,890
Goldman Sachs Financial Square Government Fund — Class R6	136,498	768,397	(843,343)	—	—	61,552	61,552	29
Goldman Sachs MarketBeta U.S. Equity ETF	1,102,609	1,178,993	(27,375)	119	605,524	2,859,870	45,330	29,226

Total	$7,583,579	$2,147,577	$(2,020,483)	$286,338	$1,798,881	$9,795,892		$133,008

As of August 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Portfolios:

Portfolio	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date Retirement	6%	99%	100%	—%	89%	100%
Target Date 2025	—	100	100	38	—	100
Target Date 2030	—	85	100	—	73	36
Target Date 2035	—	100	100	28	6	100
Target Date 2040	12	93	100	6	91	100
Target Date 2045	5	100	100	6	—	100
Target Date 2050	—	57	100	9	97	100
Target Date 2055	5	100	100	5	5	49
Target Date 2060	16	100	100	100	98	100

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2021, were as follows:

Portfolio	Purchases	Sales and Maturities
Target Date Retirement	$3,660,035	$3,324,744
Target Date 2025	4,116,694	3,443,965
Target Date 2030	2,923,639	1,827,095
Target Date 2035	2,740,053	2,627,037
Target Date 2040	2,176,673	1,570,182
Target Date 2045	1,977,557	1,136,715
Target Date 2050	1,414,615	1,217,501
Target Date 2055	1,651,319	991,254
Target Date 2060	1,754,323	1,310,654

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Target Date Retirement	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055	Target Date 2060
Distribution paid from:
Ordinary income	$139,565	$144,957	$85,858	$125,757	$143,277	$124,126	$109,766	$115,579	$140,371
Net long-term capital gains	259,651	101,519	19,413	69,274	108,160	—	130,689	—	48,814
Total taxable distributions	$399,216	$246,476	$105,271	$195,031	$251,437	$124,126	$240,455	$115,579	$189,185

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Target Date Retirement	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055	Target Date 2060
Distribution paid from:
Ordinary income	$180,001	$177,960	$128,304	$177,862	$179,718	$185,523	$151,795	$173,944	$184,028
Net long-term capital gains	114,853	257,693	763,071	497,818	1,037,947	648,859	973,358	774,850	—
Total taxable distributions	$294,854	$435,653	$891,375	$675,680	$1,217,665	$834,382	$1,125,153	$948,794	$184,028

GOLDMAN SACHS TARGET DATE PORTFOLIOS

7. TAX INFORMATION (continued)

As of August 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Target Date Retirement	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055	Target Date 2060
Undistributed ordinary income — net	$136,390	$151,841	$85,601	$110,002	$106,135	$90,427	$98,592	$73,346	$105,325
Undistributed long-term capital gains	353,673	453,785	299,158	484,631	293,591	246,265	279,175	188,588	334,632
Total undistributed earnings	$490,063	$605,626	$384,759	$594,633	$399,726	$336,692	$377,767	$261,934	$439,957
Capital loss carryforwards:(1)
Perpetual Short-Term	—	—	—	—	—	—	—	—	—
Unrealized gains (losses) — net	1,141,711	1,422,697	1,079,887	1,754,954	2,585,830	2,844,018	2,429,943	2,676,279	2,996,300
Total accumulated earnings (losses) net	$1,631,774	$2,028,323	$1,464,646	$2,349,587	$2,985,556	$3,180,710	$2,807,710	$2,938,213	$3,436,257

(1)	The Target Date 2045 and Target Date 2055 Fund utilized $16,851 and $93,043 respectively of capital losses in the current fiscal year.

As of August 31, 2021, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Target Date Retirement	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055	Target Date 2060
Tax Cost	$7,125,355	$8,231,724	$5,594,213	$6,747,722	$7,522,125	$7,657,890	$6,377,905	$7,178,990	$8,041,493
Gross unrealized gain	1,166,324	1,451,490	1,095,239	1,761,425	2,587,580	2,850,038	2,435,548	2,681,991	3,000,093
Gross unrealized loss	(24,613)	(28,793)	(15,352)	(6,471)	(1,750)	(6,020)	(5,605)	(5,712)	(3,793)
Net unrealized gains (losses)	$1,141,711	$1,422,697	$1,079,887	$1,754,954	$2,585,830	$2,844,018	$2,429,943	$2,676,279	$2,996,300

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

8. OTHER RISKS (continued)

investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Portfolio’s investments in dividend-paying securities could cause a Portfolio to underperform other portfolios. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Portfolio to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio or Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio or Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio or Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio or Underlying Fund is forced to sell

GOLDMAN SACHS TARGET DATE PORTFOLIOS

8. OTHER RISKS (continued)

securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio or Underlying Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Portfolio’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of securities in which a Portfolio and/or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Portfolio and/or an Underlying Fund and their investments. Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund, at a meeting held on July 22, 2021, the Board voted to nominate Steven D. Krichmar, Linda A. Lang, Michael Latham, and Lawrence W. Stranghoener (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on December 3, 2021. Each of the Nominees (except Mr. Krichmar) currently serves as a Trustee of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund. Mr. Krichmar currently serves as a Trustee of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. The Funds will bear a portion of the proxy solicitation, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund if such expenses increase the Fund’s total expense ratio by more than a specified percentage. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Target Date Retirement Portfolio

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,051	$61,601	12,735	$112,733
Reinvestment of distributions	901	9,054	120	1,140
Shares redeemed	(1,607)	(16,295)	(3,858)	(36,861)
	5,345	54,360	8,997	77,012
Institutional Shares
Shares sold	6	60	—	—
Reinvestment of distributions	68	689	50	478
	74	749	50	478
Service Shares
Reinvestment of distributions	64	636	43	415
	64	636	43	415
Investor Shares
Shares sold	2,631	26,893	9,601	91,552
Reinvestment of distributions	2,335	23,535	4,935	47,136
Shares redeemed	(24,844)	(251,566)	(88,118)	(850,671)
	(19,878)	(201,138)	(73,582)	(711,983)
Class R6 Shares
Shares sold	9,402	96,014	34,789	335,273
Reinvestment of distributions	36,088	364,705	25,608	245,286
Shares redeemed	(301)	(3,094)	(30,454)	(268,818)
	45,189	457,625	29,943	311,741
Class R Shares
Reinvestment of distributions	60	597	41	399
	60	597	41	399

NET INCREASE (DECREASE)	30,854	$312,829	(34,508)	$(321,938)

GOLDMAN SACHS TARGET DATE PORTFOLIOS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2025 Portfolio

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	16,038	$185,434	4,214	$45,409
Reinvestment of distributions	827	9,622	1,138	12,240
Shares redeemed	(8,071)	(95,346)	(20,838)	(225,805)
	8,794	99,710	(15,486)	(168,156)
Institutional Shares
Reinvestment of distributions	19,325	224,799	36,011	387,364
	19,325	224,799	36,011	387,364
Service Shares
Reinvestment of distributions	31	369	61	652
	31	369	61	652
Investor Shares
Shares sold	57	666	6,585	71,764
Reinvestment of distributions	87	1,014	3,175	34,076
Shares redeemed	(164)	(2,009)	(60,684)	(658,106)
	(20)	(329)	(50,924)	(552,266)
Class R6 Shares
Shares sold	90,173	1,061,783	48,045	521,462
Reinvestment of distributions	887	10,342	63	688
Shares redeemed	(49,964)	(581,951)	(28,883)	(308,640)
	41,096	490,174	19,225	213,510
Class R Shares
Reinvestment of distributions	28	330	59	633
	28	330	59	633

NET INCREASE (DECREASE)	69,254	$815,053	(11,054)	$(118,263)

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2030 Portfolio

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	29,883	$268,741	13,639	$122,108
Reinvestment of distributions	826	7,570	4,154	34,879
Shares redeemed	(1,847)	(16,848)	(7,639)	(73,291)
	28,862	259,463	10,154	83,696
Institutional Shares
Shares sold	3	32	70	661
Reinvestment of distributions	36	335	326	2,752
Shares redeemed	(23)	(207)	(125)	(1,031)
	16	160	271	2,382
Service Shares
Reinvestment of distributions	25	232	221	1,856
	25	232	221	1,856
Investor Shares
Shares sold	11,936	111,809	23,481	204,069
Reinvestment of distributions	2,158	19,849	34,353	289,355
Shares redeemed	(12,588)	(115,189)	(102,868)	(872,880)
	1,506	16,469	(45,034)	(379,456)
Class R6 Shares
Shares sold	95,652	897,292	18,622	157,603
Reinvestment of distributions	8,359	77,086	66,304	560,445
Shares redeemed	(19,518)	(184,503)	(84,505)	(802,970)
	84,493	789,875	421	(84,922)
Class R Shares
Shares sold	2,729	25,000	—	—
Reinvestment of distributions	22	199	249	2,088
Shares redeemed	(1)	(13)	—	—
	2,750	25,186	249	2,088

NET INCREASE (DECREASE)	117,652	$1,091,385	(33,718)	$(374,356)

GOLDMAN SACHS TARGET DATE PORTFOLIOS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2035 Portfolio

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,254	$122,896	3,231	$34,521
Reinvestment of distributions	567	6,574	2,040	21,487
Shares redeemed	(3,585)	(41,097)	(6,441)	(70,276)
	7,236	88,373	(1,170)	(14,268)
Institutional Shares
Shares sold	228	2,924	12	139
Reinvestment of distributions	15,580	181,488	51,625	547,186
Shares redeemed	—	—	(7)	(67)
	15,808	184,412	51,630	547,258
Service Shares
Reinvestment of distributions	30	341	104	1,100
	30	341	104	1,100
Investor Shares
Shares sold	644	7,708	7,331	79,677
Reinvestment of distributions	94	1,091	8,974	94,718
Shares redeemed	(6)	(71)	(102,529)	(1,097,028)
	732	8,728	(86,224)	(922,633)
Class R6 Shares
Shares sold	18,676	211,476	22,102	235,114
Reinvestment of distributions	450	5,236	955	10,110
Shares redeemed	(27,499)	(309,770)	(35,483)	(388,778)
	(8,373)	(93,058)	(12,426)	(143,554)
Class R Shares
Reinvestment of distributions	26	301	102	1,079
	26	301	102	1,079

NET INCREASE (DECREASE)	15,459	$189,097	(47,984)	$(531,018)

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2040 Portfolio

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,846	$36,637	2,287	$18,455
Reinvestment of distributions	316	2,889	1,534	12,663
Shares redeemed	(785)	(7,505)	(1,914)	(16,428)
	3,377	32,021	1,907	14,690
Institutional Shares
Shares sold	104	1,020	39	325
Reinvestment of distributions	52	476	254	2,111
Shares redeemed	(21)	(211)	(5)	(41)
	135	1,285	288	2,395
Service Shares
Reinvestment of distributions	44	410	244	2,016
	44	410	244	2,016
Investor Shares
Shares sold	3,790	35,042	10,363	88,800
Reinvestment of distributions	809	7,443	14,163	117,436
Shares redeemed	(5,595)	(52,784)	(69,990)	(587,788)
	(996)	(10,299)	(45,464)	(381,552)
Class R6 Shares
Shares sold	65,610	639,374	21,498	182,889
Reinvestment of distributions	25,996	239,849	129,849	1,081,445
Shares redeemed	(21,378)	(194,343)	(73,071)	(677,179)
	70,228	684,880	78,276	587,155
Class R Shares
Reinvestment of distributions	40	370	243	1,994
	40	370	243	1,994

NET INCREASE	72,828	$708,667	35,494	$226,698

GOLDMAN SACHS TARGET DATE PORTFOLIOS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2045 Portfolio

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,937	$59,610	4,282	$42,873
Reinvestment of distributions	242	2,859	1,721	18,008
Shares redeemed	(829)	(10,027)	(984)	(10,614)
	4,350	52,442	5,019	50,267
Institutional Shares
Shares sold	323	4,055	266	2,887
Reinvestment of distributions	9,329	110,549	64,817	682,308
Shares redeemed	(26)	(342)	(9)	(89)
	9,626	114,262	65,074	685,106
Service Shares
Reinvestment of distributions	15	177	124	1,301
	15	177	124	1,301
Investor Shares
Shares sold	3,629	43,597	15,569	168,333
Reinvestment of distributions	233	2,751	9,915	104,090
Shares redeemed	(1,010)	(11,069)	(88,118)	(943,436)
	2,852	35,279	(62,634)	(671,013)
Class R6 Shares
Shares sold	49,174	588,613	5,773	59,373
Reinvestment of distributions	646	7,653	2,604	27,396
Shares redeemed	(2,360)	(30,225)	(48,116)	(526,722)
	47,460	566,041	(39,739)	(439,953)
Class R Shares
Reinvestment of distributions	12	137	122	1,279
	12	137	122	1,279

NET INCREASE (DECREASE)	64,315	$768,338	(32,034)	$(373,013)

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2050 Portfolio

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,826	$205,962	32,024	$300,977
Reinvestment of distributions	1,677	17,348	6,664	62,375
Shares redeemed	(39,955)	(419,787)	(3,426)	(31,559)
	(19,452)	(196,477)	35,262	331,793
Institutional Shares
Shares sold	412	4,476	364	3,368
Reinvestment of distributions	74	774	295	2,782
Shares redeemed	(34)	(353)	(97)	(893)
	452	4,897	562	5,257
Service Shares
Reinvestment of distributions	43	443	209	1,962
	43	443	209	1,962
Investor Shares
Shares sold	2,058	22,497	13,096	130,529
Reinvestment of distributions	462	4,823	18,589	174,877
Shares redeemed	(1,496)	(16,506)	(115,025)	(1,106,678)
	1,024	10,814	(83,340)	(801,272)
Class R6 Shares
Shares sold	21,782	235,433	9,121	87,881
Reinvestment of distributions	20,738	216,665	93,381	881,219
Shares redeemed	(11,524)	(132,194)	(37,078)	(385,740)
	30,996	319,904	65,424	583,360
Class R Shares
Reinvestment of distributions	39	402	207	1,938
	39	402	207	1,938

NET INCREASE	13,102	$139,983	18,324	$123,038

GOLDMAN SACHS TARGET DATE PORTFOLIOS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2055 Portfolio

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,376	$74,918	7,363	$72,153
Reinvestment of distributions	246	2,807	2,300	23,251
Shares redeemed	(641)	(7,999)	(5,904)	(52,809)
	5,981	69,726	3,759	42,595
Institutional Shares
Shares sold	195	2,323	238	2,363
Reinvestment of distributions	9,322	107,111	80,456	818,684
Shares redeemed	(28)	(309)	(131)	(1,412)
	9,489	109,125	80,563	819,635
Service Shares
Reinvestment of distributions	16	176	160	1,623
	16	176	160	1,623
Investor Shares
Shares sold	4,988	58,659	14,072	144,877
Reinvestment of distributions	351	4,016	10,034	101,821
Shares redeemed	(899)	(10,264)	(66,206)	(686,103)
	4,440	52,411	(42,100)	(439,405)
Class R6 Shares
Shares sold	30,429	359,960	3,395	34,735
Reinvestment of distributions	99	1,147	178	1,811
Shares redeemed	(7,017)	(86,724)	(37,303)	(404,491)
	23,511	274,383	(33,730)	(367,945)
Class R Shares
Shares sold	1,409	14,704	—	—
Reinvestment of distributions	28	322	159	1,604
Shares redeemed	(26)	(316)	—	—
	1,411	14,710	159	1,604

NET INCREASE	44,848	$520,531	8,811	$58,107

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2060 Portfolio

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,059	$53,386	2,603	$25,602
Reinvestment of distributions	79	980	43	476
Shares redeemed	(1,234)	(16,052)	(766)	(8,461)
	2,904	38,314	1,880	17,617
Institutional Shares
Reinvestment of distributions	20	262	24	257
	20	262	24	257
Service Shares
Reinvestment of distributions	18	223	18	204
	18	223	18	204
Investor Shares
Reinvestment of distributions	20	246	22	243
	20	246	22	243
Class R6 Shares
Shares sold	22,008	281,128	2,717	30,422
Reinvestment of distributions	14,954	187,286	16,367	182,658
Shares redeemed	(11,281)	(146,630)	(7)	(78)
	25,681	321,784	19,077	213,002
Class R Shares
Reinvestment of distributions	15	188	17	190
	15	188	17	190

NET INCREASE	28,658	$361,017	21,038	$231,513

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Target Date Retirement Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, Goldman Sachs Target Date 2055 Portfolio, and Goldman Sachs Target Date 2060 Portfolio.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Target Date Retirement Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, Goldman Sachs Target Date 2055 Portfolio, and Goldman Sachs Target Date 2060 Portfolio (nine of the portfolios constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Portfolios”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Fund Expenses — Period Ended August 31, 2021 (Unaudited)

As a shareholder of Class A, Institutional, Service, Investor, Class R6, and Class R Shares of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Service and Class R Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Service, Investor, Class R6 or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2021 through August 31, 2021, which represents a period of 183 days out of a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Target Date Retirement Portfolio				Target Date 2025 Portfolio				Target Date 2030 Portfolio
Share Class	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*
Class A
Actual	$1,000.00	$1,074.40		$2.67	$1,000.00	$1,079.50		$2.62	$1,000.00	$1,090.70		$2.63
Hypothetical 5% return	1,000.00	1,022.63	+	2.60	1,000.00	1,022.68	+	2.55	1,000.00	1,022.68	+	2.55
Institutional
Actual	1,000.00	1,076.10		0.68	1,000.00	1,081.30		0.63	1,000.00	1,092.30		0.69
Hypothetical 5% return	1,000.00	1,024.55	+	0.66	1,000.00	1,024.60	+	0.61	1,000.00	1,024.55	+	0.66
Service
Actual	1,000.00	1,076.20		0.58	1,000.00	1,081.50		0.63	1,000.00	1,091.70		0.69
Hypothetical 5% return	1,000.00	1,024.65	+	0.56	1,000.00	1,024.60	+	0.61	1,000.00	1,024.55	+	0.66
Investor
Actual	1,000.00	1,075.20		1.36	1,000.00	1,081.40		1.31	1,000.00	1,091.50		1.32
Hypothetical 5% return	1,000.00	1,023.89	+	1.33	1,000.00	1,023.95	+	1.28	1,000.00	1,023.95	+	1.28
Class R6
Actual	1,000.00	1,076.00		0.58	1,000.00	1,082.00		0.52	1,000.00	1,092.30		0.53
Hypothetical 5% return	1,000.00	1,024.65	+	0.56	1,000.00	1,024.70	+	0.51	1,000.00	1,024.70	+	0.51
Class R
Actual	1,000.00	1,072.30		3.87	1,000.00	1,078.10		4.03	1,000.00	1,089.60		3.95
Hypothetical 5% return	1,000.00	1,021.48	+	3.77	1,000.00	1,021.32	+	3.92	1,000.00	1,021.42	+	3.82
*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio (excluding proxy fees) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio (excluding proxy fees) by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolios	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date Retirement Portfolio	0.51%	0.13%	0.11%	0.26%	0.11%	0.74%
Target Date 2025 Portfolio	0.50	0.12	0.12	0.25	0.10	0.77
Target Date 2030 Portfolio	0.50	0.13	0.13	0.25	0.10	0.75

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios (excluding proxy fees) and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Fund Expenses — Period Ended August 31, 2021 (Unaudited) (continued)

	Target Date 2035 Portfolio				Target Date 2040 Portfolio				Target Date 2045 Portfolio
Share Class	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*
Class A
Actual	$1,000.00	$1,109.60		$2.61	$1,000.00	$1,128.90		$2.63	$1,000.00	$1,135.10		$2.53
Hypothetical 5% return	1,000.00	1,022.74	+	2.50	1,000.00	1,022.74	+	2.50	1,000.00	1,022.84	+	2.40
Institutional
Actual	1,000.00	1,111.70		0.59	1,000.00	1,131.30		0.59	1,000.00	1,136.80		0.54
Hypothetical 5% return	1,000.00	1,024.65	+	0.56	1,000.00	1,024.65	+	0.56	1,000.00	1,024.70	+	0.51
Service
Actual	1,000.00	1,111.10		0.64	1,000.00	1,131.70		0.59	1,000.00	1,137.20		0.48
Hypothetical 5% return	1,000.00	1,024.60	+	0.61	1,000.00	1,024.65	+	0.56	1,000.00	1,024.75	+	0.46
Investor
Actual	1,000.00	1,111.00		1.28	1,000.00	1,130.50		1.29	1,000.00	1,135.40		1.24
Hypothetical 5% return	1,000.00	1,024.00	+	1.22	1,000.00	1,024.00	+	1.22	1,000.00	1,024.05	+	1.17
Class R6
Actual	1,000.00	1,111.80		0.48	1,000.00	1,131.10		0.48	1,000.00	1,136.90		0.43
Hypothetical 5% return	1,000.00	1,024.75	+	0.46	1,000.00	1,024.75	+	0.46	1,000.00	1,024.80	+	0.41
Class R
Actual	1,000.00	1,107.90		3.88	1,000.00	1,128.00		3.97	1,000.00	1,133.40		3.76
Hypothetical 5% return	1,000.00	1,021.53	+	3.72	1,000.00	1,021.48	+	3.77	1,000.00	1,021.68	+	3.57

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio (excluding proxy fees) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio (excluding proxy fees) by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolios	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date 2035 Portfolio	0.49%	0.11%	0.12%	0.24%	0.09%	0.73%
Target Date 2040 Portfolio	0.49	0.11	0.11	0.24	0.09	0.74
Target Date 2045 Portfolio	0.47	0.10	0.09	0.23	0.08	0.70

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios (excluding proxy fees) and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Fund Expenses — Period Ended August 31, 2021 (Unaudited) (continued)

	Target Date 2050 Portfolio				Target Date 2055 Portfolio				Target Date 2060 Portfolio
Share Class	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/21*
Class A
Actual	$1,000.00	$1,134.70		$2.64	$1,000.00	$1,135.20		$2.58	$1,000.00	$1,134.20		$2.58
Hypothetical 5% return	1,000.00	1,022.74	+	2.50	1,000.00	1,022.79	+	2.45	1,000.00	1,022.79	+	2.45
Institutional
Actual	1,000.00	1,137.80		0.59	1,000.00	1,136.00		0.54	1,000.00	1,137.00		0.54
Hypothetical 5% return	1,000.00	1,024.65	+	0.56	1,000.00	1,024.70	+	0.51	1,000.00	1,024.70	+	0.51
Service
Actual	1,000.00	1,137.20		0.54	1,000.00	1,137.30		0.48	1,000.00	1,137.10		0.48
Hypothetical 5% return	1,000.00	1,024.70	+	0.51	1,000.00	1,024.75	+	0.46	1,000.00	1,024.75	+	0.46
Investor
Actual	1,000.00	1,137.10		1.29	1,000.00	1,136.50		1.24	1,000.00	1,135.50		1.18
Hypothetical 5% return	1,000.00	1,024.00	+	1.22	1,000.00	1,024.05	+	1.17	1,000.00	1,024.05	+	1.12
Class R6
Actual	1,000.00	1,136.70		0.48	1,000.00	1,136.50		0.43	1,000.00	1,137.00		0.43
Hypothetical 5% return	1,000.00	1,024.75	+	0.46	1,000.00	1,024.75	+	0.41	1,000.00	1,024.80	+	0.41
Class R
Actual	1,000.00	1,133.70		3.93	1,000.00	1,133.20		3.93	1,000.00	1,133.40		3.93
Hypothetical 5% return	1,000.00	1,021.53	+	3.72	1,000.00	1,021.53	+	3.72	1,000.00	1,021.53	+	3.72

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio (excluding proxy fees) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio (excluding proxy fees) by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolios	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date 2050 Portfolio	0.49%	0.11%	0.10%	0.24%	0.09%	0.73%
Target Date 2055 Portfolio	0.48	0.10	0.09	0.23	0.08	0.73
Target Date 2060 Portfolio	0.48	0.10	0.09	0.22	0.08	0.73

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios (excluding proxy fees) and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Target Date Retirement Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, Goldman Sachs Target Date 2055 Portfolio, and Goldman Sachs Target Date 2060 Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). Each of the Goldman Sachs Target Date Retirement, 2030, 2040, and 2050 Portfolios were successors to corresponding series of the Madison Target Retirement Funds (collectively, the “Predecessor Funds”). Each Predecessor Fund was managed by Madison Asset Management, LLC (“Madison”) and had an investment objective and strategy similar to that of the applicable Portfolio, and was reorganized into the applicable Portfolio on August 22, 2016.

The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until August 20, 2022 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 10-11, 2021 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and certain underlying exchange-traded funds (“ETFs”) managed by the Investment Adviser in which the Portfolio invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(iv)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Portfolio’s expense trends over time;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency, distribution, and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio, including the fees received by the Investment Adviser’s affiliates from the Portfolio for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolio by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolios. In this regard, they compared the investment performance of each Portfolio to its peers using rankings compiled by the Outside Data Provider, and updated performance

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Goldman Sachs Target Date Retirement Portfolio had placed in the fourth quartile of its performance peer group for the one-year period and in the top half for the three-year period, and had outperformed its benchmark index for the one- and three-year periods ended March 31, 2021. The Trustees observed that the Goldman Sachs Target Date 2025 Portfolio had placed in the top half of its performance peer group for the one- and three-year periods, and had outperformed its benchmark index for the one- and three-year periods ended March 31, 2021. They noted that the Goldman Sachs Target Date 2030 Portfolio had placed in the fourth quartile of its performance peer group for the one-year period and the top half for the three-year period, and had underperformed its benchmark index for the one-year period and outperformed for the three-year period ended March 31, 2021. The Trustees observed that the Goldman Sachs Target Date 2035 Portfolio had placed in the top half of its performance peer group for the one- and three-year periods, and had underperformed its benchmark index for the one-year period and outperformed for the three-year period ended March 31, 2021. They noted that the Goldman Sachs Target Date 2040 Portfolio had placed in the fourth quartile of its performance peer group for the one-year period and the top half for the three-year period, and had outperformed its benchmark index for the one- and three-year periods ended March 31, 2021. The Trustees noted that the Goldman Sachs Target Date 2045 Portfolio had placed in the top half of its performance peer group for the one- and three-year periods, and had outperformed its benchmark index for the one- and three-year periods ended March 31, 2021. They observed that the Goldman Sachs Target Date 2050 Portfolio had placed in the fourth quartile of its performance peer group for the one-year period and in the top half for the three-year period, and had outperformed its benchmark index for the one- and three-year periods ended March 31, 2021. The Trustees noted that the Goldman Sachs Target Date 2055 Portfolio had placed in the top half of its performance peer group for the one- and three-year periods, and had outperformed its benchmark index for the one- and three-year periods ended March 31, 2021. They observed that the Goldman Sachs Target Date 2060 Portfolio had placed in the top half of its performance peer group and had underperformed its benchmark index for the one-year period ended March 31, 2021.

They considered that, since assuming day-to-day management responsibility for the Portfolios from Madison in 2018, the Investment Adviser had made certain enhancements to each Portfolio’s glide path strategy, which were designed to improve long-term performance. The Trustees noted that additional enhancements were made to each Portfolio’s glide path in the past year in response to the market dynamics following the outbreak of COVID-19. The Trustees observed that the Portfolios invested in the Underlying Funds, which helped to reduce the cost of the Portfolios. They considered that the Portfolios had experienced certain portfolio management changes in the prior year.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers (including a waiver of the amount of management fees associated with investments in the Underlying Funds) and/or expense limitations. In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Investment Adviser’s Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Portfolio was provided for 2020 and 2019, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolios. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Portfolios at the following annual percentage rates of the average daily net assets of the Portfolios:

First $2 billion	0.25%

Next $3 billion	0.23

Over $5 billion	0.21

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolios and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee (including a waiver of the amount of management fees associated with investments in the Underlying Funds) and to limit certain expenses of the Portfolios that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Class R6 Shares of the Portfolios. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (d) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios; (f) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (g) the investment in the Underlying Funds that will result in increased assets under management for those Underlying Funds and may facilitate the development of the Investment Adviser’s ETF advisory business; and (h) the possibility that the working relationship between the Investment Adviser and the Portfolios’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

services to the Portfolios because of the reputation of the Goldman Sachs organization; (d) the Portfolios’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Portfolios’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until August 30, 2022.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 65	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	18	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 63	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	18	None

John F. Killian Age: 66	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	18	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 63	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	18	None

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	166	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2021, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 36 portfolios (21 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Goldman Sachs Trust II — Goldman Sachs Target Date Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2021, 10.36%, 15.40%, 18.23%, 22.58%, 27.24%, 33.46%, 31.03%, 35.32%, and 32.50% of the dividends paid from net investment company taxable income by the Target Date Retirement Portfolio, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050 Target Date 2055, and Target Date 2060 respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2021, the total amount of income received by the Target Date Retirement Portfolio, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, Target Date 2055, and Target Date 2060 Portfolios from sources within foreign countries and possessions of the United States was $0.0364, $0.0495, $0.0400, $0.0615, $0.0521, $0.0733, $0.0667, $0.0722, and $0.0777 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Target Date Retirement Portfolio, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, Target Date 2055, and Target Date 2060 Portfolios was 18.20%, 21.95%, 24.30%, 28.32%, 29.91%, 37.80%, 37.58%, 38.40%, and 37.95% respectively. The total amount of taxes paid by the Target Date Retirement Portfolio, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, Target Date 2055, and Target Date 2060 Portfolios to such countries was $0.0035, $0.0048, $0.0041, $0.0064, $0.0064, $0.0089, $0.0078, $0.0087, and $0.0093 per share, respectively.

For the fiscal year ended August 31, 2021, the Target Date Retirement Portfolio, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, Target Date 2055, and Target Date 2060 Portfolios designate 21.49%, 28.74%, 34.88%, 39.84%, 47.55%, 60.39%, 61.90%, 61.96%, and 58.98%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Target Date Retirement Portfolio, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2050 and Target Date 2060 Portfolios designate $259,651, $101,519, $19,413, $69,274, $108,160, $130,689, and $48,814, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2021.

During the fiscal year ended August 31, 2021, Target Date 2035 and Target Date 2040 Portfolios designate $1,773 and 10,402, respectively as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.09 trillion in assets under supervision as of June 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s website at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, land are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Portfolio holdings and allocations shown are as of August 31, 2021 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved 256198-OTU-1495861 TARGDATEAR-21

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2021	2020	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$585,085	$606,785	Financial Statement audits.

Audit-Related Fees:

• PwC	$65,496	$50,388	Other attest services.

Tax Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2021	2020	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$2,001,446	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended August 31, 2021 and August 31, 2020 were $65,496 and $50,388 respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended December 31, 2020 and December 31, 2019 were approximately $14.5 million and $14.7 million respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2020 and 2019 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	November 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	November 4, 2021

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust II

Date:	November 4, 2021